Exhibit 10.1

LOAN AGREEMENT

This LOAN AGREEMENT (this “Agreement”) made as of February 6, 2017 by and between Straight Path Communications Inc., a Delaware corporation (the “Company”), and each Lender named on Schedule A hereto, (collectively, the “Lenders”). Each of the Company and the Lenders also referred to herein as a “Party”, and collectively as the “Parties”. Capitalized terms not otherwise defined herein shall have the meanings ascribed to them in Appendix A hereto.

W I T N E S S E T H:

WHEREAS, each Lender desires to lend to the Company the amount set forth opposite such Lender’s name on Schedule A hereto and the Company desires to borrow from the Lenders the aggregate principal amount of SEVENTEEN MILLION, FIVE HUNDRED THOUSAND U.S. DOLLARS (US$17,500,000) (the “Loan Amount”), to be represented by secured promissory notes (the “Notes”) made by the Company, substantially in the form of Exhibit A annexed hereto;

WHEREAS, in connection with the making of the Notes, the Company desires to grant to Lenders warrants to purchase certain shares of capital stock of the Company, as more fully described herein; and

WHEREAS, the Company and the Lenders desire to make certain representations, warranties and agreements in connection with the transactions contemplated hereby and also to prescribe certain conditions thereto.

NOW, THEREFORE, in consideration of the covenants, promises and representations set forth herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Parties agree as follows.

I.	LOANS; WARRANTS

1.1 Loans. At the Closing (as defined below), the Lenders shall loan to the Company the Loan Amount, and the Company shall issue to the Lenders the Notes. The Notes shall bear interest as set forth therein.

1.2 Closing. The closing of the transaction contemplated by this Agreement (the “Closing”) shall take place remotely via the exchange of documents and signatures, on the date hereof or at such other time and place as the Parties mutually agree. At the Closing, the Parties will take the applicable actions and make the applicable deliveries set forth in this Agreement. All actions and transactions constituting the Closing hereunder shall be regarded as a single transaction so that no action or transaction shall be deemed to have taken place unless all other required actions and transactions have taken place as provided in this Agreement.

1.3 Closing Deliverables.

(a)	At the Closing, each Party shall deliver to each other Party an executed copy of this Agreement and each of the Security Agreements in the forms attached hereto as Exhibit C-1, Exhibit C-2 and Exhibit C-3 (the “Security Agreements”), the Company shall deliver to each Lender a Note and Initial Warrant (such documents are collectively referred to herein as the “Transaction Documents”), and each Lender shall deliver the Loan Amount set forth opposite such Lender’s name on Schedule A annexed hereto by wire transfer of immediately available funds to the account designated by the Company.

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Counsel to the Company shall deliver to the Lenders an opinion of the Company’s counsel, dated as of the date hereof, in form, scope and substance reasonably satisfactory to the Lenders with respect to the matters set forth on Exhibit D hereto (the “Opinion”).

The Company shall pay the Expense Amount as instructed by the Lenders at closing.

The Company shall deliver to the Lender the following additional items, each of which shall be originals (or telecopies followed promptly by originals) unless otherwise specified, each properly executed by a Responsible Officer of the Company, each dated as of the Closing Date (or, in the case of certificates of governmental officials, a recent date before the Closing Date) and each in form and substance satisfactory to Lenders:

(1) certificates of resolutions or other action, incumbency certificates and/or other certificates of a Responsible Officer of the Company evidencing the identity, authority and capacity of the Responsible Officer thereof authorized to act as a Responsible Officer in connection with this Agreement and the other Transaction Documents to which the Company is a party;

(2) documents and certifications evidencing that the Company and its material subsidiaries are duly organized or formed, validly existing, in good standing (with respect to jurisdictions in which the concept of good standing exists), and qualified to engage in business in each jurisdiction where its ownership, lease or operation of properties or the conduct of its business requires such qualification, except to the extent that failure to do so could not reasonably be expected to have a Material Adverse Effect; and

(3) to the extent they are certificated, certificates representing the equity interests in each subsidiary of the Company that is party to the Security Agreement (with stock powers executed in blank).

All Parties shall deliver such other instruments and documents reasonably and customarily necessary to consummate the transaction contemplated hereby. The “Expense Amount” shall be the total of Lenders’ actual third-party out of pocket expenses incurred by the Lenders in connection with the preparation and negotiation of this Agreement and the other Transaction Documents, up to a maximum amount of FORTY THOUSAND U.S. DOLLARS (US$40,000).

1.4 Use of Proceeds. Unless otherwise consented to in writing by the Lenders, the Company shall use FIFTEEN MILLION U.S. DOLLARS (US$15,000,000) of the Loan Amount to pay the Initial Civil Penalty provided for in the Consent Decree, dated January 11, 2017, entered into by the Company and Federal Communications Commission (the “Consent Decree”) in accordance with the payment requirements set forth in the Consent Decree, and the remainder of the Loan Amount for general corporate purposes and working capital needs, including payment of the Expense Amount.

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1.5 Warrant. At the Closing, the Company shall deliver to the Lenders warrants to purchase up to an aggregate 252,161 (the “Warrant Shares”) shares of Class B Common Stock, par value $0.01 per share of the Company (the “Class B Stock”), pursuant and subject to the terms and conditions of the Form of Warrant between the Company and each Lender, dated as of the date hereof and attached hereto as Exhibit B (the “Initial Warrants”). The number of Warrant Shares issuable under each Initial Warrant shall be as set forth on Schedule A annexed hereto. The parties acknowledge that such allocation was determined as follows: (i) 10% of the aggregate number of Warrant Shares will be issuable under the Initial Warrants are to be issued to CF Special Situation Fund I LP and CF Special Situation Fund II LP (collectively, the “Lead Lenders"), allocated as follows: (A) 9.4% to CF Special Situation Fund I, LP and (B) 0.6% to CF Special Situation Fund II LP, and then (ii) the remaining 90% of such aggregate number of Warrant Shares will be allocated among Initial Warrants issued to all Lenders (including the Lead Lenders) based on each Lender’s pro rata portion of the Loan Amount. The allocation of shares of Class B Stock issuable under any Additional Warrants (as defined in the Notes) that may be issued shall be similarly determined.

II. REPRESENTATIONS AND ACKNOWLEDGEMENTS BY THE LENDERS

Each Lender hereby, as to itself only and for no other Lender, represents and warrants to the Company, severally and not jointly, as follows:

2.1 Such Lender recognizes that (a) the making of the loan and investment in the Warrant and the Warrant Shares involves a high degree of risk including those set forth in the filings the Company has made with the U.S. Securities and Exchange Commission (“SEC”) prior to the date hereof; (b) an investment in the Company is highly speculative, and only an investor who can afford the loss of its entire investment should consider investing in the Company; (c) such Lender may not be able to liquidate its investment; and (d) the Company has not paid any dividends since its inception and does not anticipate paying any dividends.

2.2 Such Lender represents that it is an “accredited investor” as such term is defined in Rule 501 of Regulation D (“Regulation D”) promulgated under the Securities Act of 1933, as amended (the “Securities Act”), as indicated by such Lender’s responses to the questions contained in Appendix B attached hereto, and that such Lender is able to bear the economic risk of the transactions contemplated hereby.

2.3 In making the decision to consummate the Loan and investment contemplated hereby, such Lender has consulted such legal, tax and investment advisors as it, in its sole discretion, has deemed necessary or appropriate in connection with the transactions contemplated hereby.

2.4 Such Lender is not investing in the securities issuable in the transactions contemplated hereby as a result of any advertisement, article, notice or other communication regarding such securities published in a newspaper or magazine or similar media or broadcast over television or radio, whether closed circuit, or generally available; or presented at any seminar meeting or industry investor conference whose attendees were invited by any general solicitation or general advertising.

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2.5 Such Lender hereby represents that such Lender, either by reason of such Lender’s business or financial experience or the business or financial experience of such Lender’s professional advisors (who are unaffiliated with and not compensated by the Company or any Affiliate or selling agent of the Company, directly or indirectly), is capable of evaluating the merits and risks of the prospective investment in the securities issuable in the transactions contemplated hereby, and has so evaluated the merits and risks of such investment.

2.6 Such Lender hereby acknowledges that the investment contemplated hereby has not been reviewed by the SEC nor any state regulatory authority. Such Lender understands that none of the interests in the Company to be issued to it hereunder have been registered under the Securities Act or under any state securities or “blue sky” laws and agrees not to sell, pledge, assign or otherwise transfer or dispose of such interests unless they are registered under the Securities Act and under any applicable state securities or “blue sky” laws or unless an exemption from such registration is available.

2.7 Such Lender hereby represents that such Lender is purchasing the securities in the Company for its own account for investment and not with a view toward the resale or distribution to others, except pursuant to sales registered under the Securities Act or under an exemption from registration and in compliance with federal and state securities laws, and such Lender does not have a present arrangement to effect any distribution of such securities to or through any Person.

2.8 Such Lender consents to the placement of a legend on any certificate or other document evidencing the interests to be issued hereunder that such interests have not been registered under the Securities Act or any state securities or “blue sky” laws and setting forth or referring to the restrictions on transferability and sale thereof contained in this Agreement. Such Lender is aware that the Company will make a notation in its appropriate records with respect to the restrictions on the transferability of such interests. The legend to be placed on each certificate shall be in form substantially similar to the following:

“THE SECURITIES REPRESENTED HEREBY HAVE NOT BEEN REGISTERED UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED (THE “ACT”) OR ANY STATE SECURITIES OR “BLUE SKY LAWS”, AND MAY NOT BE OFFERED, SOLD, TRANSFERRED, ASSIGNED, PLEDGED OR HYPOTHECATED ABSENT AN EFFECTIVE REGISTRATION THEREOF UNDER SUCH ACT OR COMPLIANCE WITH RULE 144 PROMULGATED UNDER SUCH ACT, OR UNLESS THE COMPANY HAS RECEIVED AN OPINION OF COUNSEL, REASONABLY SATISFACTORY TO THE COMPANY AND ITS COUNSEL, THAT SUCH REGISTRATION IS NOT REQUIRED.”

2.9 Such Lender hereby represents that the address of such Lender furnished by such Lender on the signature page hereof is such Lender’s principal business address.

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2.10 The Transaction Documents have been duly authorized, executed and delivered by or on behalf of such Lender. This Agreement constitutes the legal, valid and binding obligation of such Lender, enforceable against such Lender in accordance with its terms, except (i) as such enforceability may be limited by (A) general principles of equity or applicable bankruptcy, insolvency, reorganization, moratorium, liquidation or similar laws relating to, or affecting generally, the enforcement of applicable creditors’ rights and remedies and (B) laws relating to the availability of specific performance, injunctive relief or other equitable remedies and (ii) insofar as indemnification and contribution provisions may be limited by applicable law.

2.11 Such Lender acknowledges that no Person shall have, as a result of the purchase of the Note by such Lender, any valid right, interest or claim against or upon the Company for any commission, fee or other compensation pursuant to any agreement, arrangement or understanding entered into by or on behalf of the Lender.

2.12 Such Lender will not have, as a result of the transactions contemplated by the this Agreement, any valid right, interest or claim against or upon the Company for any commission, fee or other compensation pursuant to any agreement, arrangement or understanding entered into by or on behalf of such Lender.

2.13 Such Lender represents that it is not a broker-dealer registered with the SEC under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or an entity engaged in a business that would require it to be so registered.

2.14 Such Lender acknowledges that it has reviewed the Disclosure Materials (as defined herein) and all other materials such Lender deemed necessary for the purpose of making an investment decision with respect to the securities issuable pursuant to the transactions contemplated hereby, and has been afforded: (i) the opportunity to ask such questions as it has deemed necessary of, and to receive answers from, representatives of the Company concerning the Company’s business, management and financial affairs and terms and conditions of the offering of the securities and the merits and risks of investing in the securities; (ii) access to publicly available information about the Company and its subsidiaries and their respective financial condition, results of operations, business, properties, management and prospects sufficient to enable it to evaluate its investment; and (iii) the opportunity to obtain such additional information that the Company possesses or can acquire without unreasonable effort or expense that is necessary to make an informed investment decision with respect to the investment. Such Lender has evaluated the risks of investing in the securities, understands there are substantial risks of loss incidental to the investment and has determined that it is a suitable investment for the Lender.

2.15 Such Lender acknowledges that (i) he, she or it is a sophisticated investor (as described in Rule 506(b)(2)(ii) of Regulation D promulgated under the Securities Act, (ii) the Company currently may have, and later may come into possession of, information with respect to the announced strategic review process with respect to the Company that is not known to such Lender and that may be material to a decision to make the Loan (the “Information”), (iii) such Lender has determined to make the Loan under the terms and conditions set forth in the Agreement notwithstanding his, her or its lack of knowledge of the Information and is not relying on such Information in such Lender’s decision to make the Loan, and (iv) the Company shall have no liability to such Lender, and such Lender waives and releases any claims that it might have against the Company, whether under applicable securities laws or otherwise, with respect to the nondisclosure of the Information in connection with the Agreement; provided, however, that the Information shall not and does not affect the truth or accuracy of the Company’s representations or warranties in the Agreement.

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III. REPRESENTATIONS AND WARRANTIES OF THE COMPANY

The Company hereby represents and warrants to the Lenders that:

3.1 Organization, Good Standing and Qualification. The Company is a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware and has full corporate power and authority to conduct its business. The Company is duly qualified to transact business and is in good standing in each jurisdiction in which the failure to so qualify would have a Material Adverse Effect.

3.2 Authorization; Enforceability. The Company has all corporate right, power and authority to enter into the Transaction Documents and to consummate the transactions contemplated hereby and thereby. All corporate action on the part of the Company, its directors and stockholders necessary for the (i) authorization execution, delivery and performance of the Transaction Documents and the Additional Warrants by the Company; (ii) authorization, sale, issuance and delivery of the Notes, the Initial Warrants, the Additional Warrants and the shares of Class B Stock issuable pursuant thereto and the performance of the Company’s obligations hereunder and thereunder has been taken; and (iii) the granting of the liens contemplated by the Security Agreements. This Agreement and the other Transaction Documents have been duly executed and delivered by the Company and constitute legal, valid and binding obligations of the Company, enforceable against the Company in accordance with their respective terms, subject to laws of general application relating to bankruptcy, insolvency and the relief of debtors and rules of law governing specific performance, injunctive relief or other equitable remedies, and to limitations of public policy. Assuming the accuracy of the representations of the Lenders in Section II of this Agreement, the securities of the Company issuable pursuant to the Transaction Documents will be issued in compliance with all applicable federal and state securities laws. The shares of Class B Stock issuable pursuant to the Initial Warrants and pursuant to any Additional Warrants that may be issued pursuant to the terms of the Notes have been duly authorized and reserved for issuance, solely for purposes of the exercise of the Initial Warrants and any Additional Warrants, and such shares, when so issued, will be validly issued, fully paid and nonassessable and free of restrictions on transfer other than restrictions on transfer under this Agreement and applicable federal and state securities laws.

3.3 No Conflict; Governmental Consents: Approval Obtained.

(a) The execution and delivery by the Company of the Transaction Documents and the Additional Warrants, the performance of its obligations hereunder and thereunder, and the consummation of the transactions contemplated hereby and thereby, will not result in the violation of any applicable law, statute, rule, regulation, order, writ, injunction, judgment or decree of any court or Governmental Authority to or by which the Company or any of its subsidiaries is bound, or of any provision of the Certificate of Incorporation or By-Laws of the Company, and will not conflict with, or result in a material breach or violation of, any of the terms or provisions of, or constitute (with due notice or lapse of time or both) a default under, any lease, loan agreement, mortgage, security agreement, trust indenture or other agreement or instrument to which the Company or any of its subsidiaries is a party or by which it or any of them is bound or to which any of the properties or assets of the Company or any of its subsidiaries is subject or applicable rules and regulations of the NYSE MKT, nor result in the creation or imposition of any Lien upon any of the properties or assets of the Company or any of its subsidiaries, a reduction to any conversion price or exercise price provided therein, or any other adjustment to the terms thereof.

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(b) No consent, approval, authorization or other order of any Governmental Authority is required to be obtained by the Company or its subsidiaries in connection with the authorization, execution and delivery of the Transaction Documents or the Additional Warrants or the performance of the Company’s obligations hereunder and thereunder, including the authorization, issue and sale of the Notes and the issuance of the Warrants or the Warrant Shares or the granting of the liens contemplated by the Security Agreements except for any required filings with any state, federal or foreign blue sky or securities regulatory authority after the Closing and the filing of any Uniform Commercial Code financing statements to perfect the liens contemplated by the Transaction Documents.

3.4 SEC Reports; Financial Statements. The Company has filed all reports required to be filed by it under the Exchange Act, including pursuant to Section 13(a) or 15(d) thereof, for the 12 months preceding the date hereof on a timely basis or has received a valid extension of such time of filing and has filed any such SEC Reports prior to the expiration of any such extension and has filed all reports required to be filed by it under the Exchange Act, including pursuant to Section 13(a) or 15(d) thereof, for the two years preceding the date hereof. Such reports required to be filed by the Company under the Exchange Act, including pursuant to Section 13(a) or 15(d) thereof, together with any materials filed or furnished by the Company under the Exchange Act, whether or not any such reports were required, including the exhibits thereto and documents incorporated by reference therein, being collectively referred to herein as the “SEC Reports” and, together with this Agreement, the “Disclosure Materials”. The SEC Reports filed by the Company with the SEC, from the commencement of the fiscal year covered by the Company’s most recent Annual Report on Form 10-K to the date of this Agreement (the “SEC Documents”), as of their respective dates, complied in all material respects with the requirements of the Exchange Act and the rules and regulations of the SEC promulgated thereunder applicable to such SEC Documents, and none of such SEC Documents, at the time they were filed with the SEC, contained any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading. As of their respective dates, the audited financial statements and unaudited interim financial statements of the Company included in the SEC Documents complied in all material respects with applicable accounting requirements and the published rules and regulations of the SEC with respect thereto as in effect as of the time of filing. Such financial statements have been prepared in accordance with generally accepted accounting principles, consistently applied, during the periods involved (except (i) as may be otherwise indicated in such financial statements or the notes thereto, or (ii) in the case of unaudited interim financial statements, to the extent they may exclude footnotes or may be condensed or summary statements) and fairly present in all material respects the financial position of the Company as of the dates thereof and the results of its operations and cash flows for the periods then ended (subject, in the case of unaudited interim financial statements, to normal year-end audit adjustments which will not be material, either individually or in the aggregate).

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3.5 Material Changes; Undisclosed Events, Liabilities or Developments. Since the date of the most recent balance sheet included in the Company’s unaudited interim financial statements contained in the Company’s most recent Quarterly Report on Form 10-Q, except as disclosed in the SEC Documents filed subsequent to such Form 10-Q, there has been no Material Adverse Effect with respect to the business affairs, condition (financial or otherwise) or business prospects of the Company and its subsidiaries considered as one enterprise. Since the date of the most recent balance sheet included in the Company’s unaudited interim financial statements contained in the Company’s most recent Quarterly Report on Form 10-Q, except as disclosed in the SEC Documents filed subsequent to such Form 10-Q, neither the Company nor any of its subsidiaries has (i) declared or paid any dividends on the Company’s securities, (ii) sold any assets outside of the ordinary course of business or (iii) made any material capital expenditures (either individually or in the aggregate). Neither the Company nor any of its subsidiaries has taken any steps to seek protection pursuant to any law or statute relating to bankruptcy, insolvency, reorganization, receivership, liquidation or winding up, nor does the Company or any subsidiary have any knowledge or reason to believe that any of their respective creditors intend to initiate involuntary bankruptcy proceedings or any actual knowledge of any fact which would reasonably lead a creditor to do so.

3.6 No General Solicitation. Neither the Company, nor any of its Affiliates, nor any Person acting on its or their behalf, has engaged in any form of general solicitation or general advertising (within the meaning of Regulation D) in connection with the offer or sale of the securities issuable pursuant the transaction contemplated by the Transaction Documents.

3.7 Private Placement. Neither the Company nor any of its Affiliates nor any Person acting on the Company’s behalf has, directly or indirectly, at any time within the past six months, made any offer or sale of any security or solicitation of any offer to buy any security under circumstances that would eliminate the availability of the exemption from registration under Regulation D under the Securities Act in connection with the offer and sale by the Company of the securities as contemplated by the Transaction Documents.

3.8 Registration Rights. The Company has not granted or agreed to grant to any Person any rights (including “piggy-back” registration rights) to have any securities of the Company registered with the SEC or any other governmental authority that have not expired or been satisfied or waived. No Person has registration or “piggy-back” rights that would preempt or “cut-back” the registration rights granted to the Lenders under this Agreement.

3.9 Brokers’ Fees. The Company shall be responsible for the payment of any placement agent’s fees, financial advisory fees, or brokers’ commission (other than for persons engaged by any Lender or its investment advisor) relating to or arising out of the issuance of the securities issuable pursuant to the transaction contemplated by the Transaction Documents. The Company acknowledges that it has engaged Evercore as its financial advisor (the “Advisor”) in connection with the sale of such securities. Other than the Advisor, the Company has not engaged any financial advisor, placement agent or other agent in connection with the sale of such securities.

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IV. COVENANTS OF THE COMPANY AND THE LENDERS

4.1 Furnishing of Information. Until the date that any Lender owning Warrants or Warrant Shares may sell all of them without restriction under Rule 144 of the Securities Act (or any successor provision), the Company covenants to use its reasonable best efforts to timely file (or obtain extensions in respect thereof and file within the applicable grace period) all reports required to be filed by the Company after the date hereof pursuant to the Exchange Act.

4.2 Disclosure. In accordance with the requirements of the Exchange Act, the Company shall cause a Current Report on Form 8-K relating to the transactions contemplated pursuant to the Transaction Documents to be transmitted to the SEC for filing, which Form 8-K shall be reasonably acceptable to each Lender, disclose the material terms of the transactions contemplated hereby, and attach forms of the Transaction Documents thereto. The Company shall provide the Lenders with an advance copy of such proposed disclosure and reflect all reasonable input from Lenders. Each of the Company and each Lender agrees not to issue any other public statements with respect to the Lenders’ investment or proposed investment in the Company or the terms of any agreement or covenant between them without the other Party’s prior written consent, except such disclosures as may be required under applicable law or under any applicable order, rule or regulation.

4.3 Transactions in Class B Stock. No Lender shall, or permit any of its Affiliates to, engage in any trading activity during the 10 Trading Day period immediately preceding the applicable Additional Warrant Issue Date (each such term as defined in the Notes) that is relevant to the determination of the exercise price of any Additional Warrants that would reasonably be expected to impact the market price for the Class B Stock.

V. REGISTRATION RIGHTS

5.1 Registration of Warrants and Warrant Shares. The Company will use commercially reasonable efforts to: (a) prepare and file with the SEC, within thirty (30) days after the date of this Agreement, a Form S-3 (or, if such form is not available to the Company, a Form S-1) to register under the Securities Act, the resale, by the relevant Lenders, of the Initial Warrants, any Additional Warrants and the Warrant Shares issuable thereunder (the “Registration Statement”); (b) use its commercially reasonable efforts to cause the Registration Statement to become effective as soon as reasonably practicable after such filing; (c) use its commercially reasonable efforts to cause the Registration Statement to remain effective at all times thereafter until the earlier of (i) the date as of which Lenders may sell all of such Warrants and Warrant Shares without restriction pursuant to Rule 144 promulgated under the Securities Act or (ii) the date when all of the Warrants and Warrant Shares registered thereunder have been disposed of by the Lenders; and (d) prepare and file with the SEC such amendments and supplements to the Registration Statement (including documents filed pursuant to the Exchange Act, and incorporated by reference into the Registration Statement) and the prospectus used in connection therewith as may be necessary to keep such Registration Statement effective for the period specified in this sentence above; provided that, before filing the Registration Statement or prospectus or any amendments or supplements thereto, the Company will furnish to the Lenders copies of all such documents proposed to be filed reasonably in advance of such filing, which documents will be subject to review of such Lenders. In connection therewith, Lenders shall promptly provide all information reasonably requested by the Company to facilitate such registration and the other undertaking in this Article V.

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5.2 Registration Procedures. With respect to the registration of the resale of Warrants and Warrant Shares under this Article V the Company will:

(a) furnish to each Lender such number of copies of the Registration Statement, each amendment and supplement thereto, the prospectus included therein (including any preliminary prospectus) and such other documents as such Lender may reasonably request in order to facilitate the disposition of the Warrants and Warrant Shares owned by the Lender;

(b) use its commercially reasonable efforts to comply with all applicable securities laws in the U.S. and to register or qualify all Warrants and Warrant Shares covered by the Registration Statement under such other securities or blue sky laws of such jurisdictions as any Lender reasonably requests and do any and all other acts and things which may be reasonably necessary or advisable to enable such Lender to consummate the disposition in such jurisdictions of the Warrants and Warrant Shares to be sold by such Lender; provided that the Company will not be required to (i) qualify to do business in any jurisdiction where it would not otherwise be required to qualify but for this subparagraph, (ii) subject itself to taxation in any such jurisdiction or (iii) consent to general service of process in any such jurisdiction);

(c) notify each seller of such Warrants and Warrant Shares covered by such Registration Statement, at any time when a prospectus relating to the resale of the Warrants and Warrant Shares is required to be delivered under the Securities Act, upon discovery that, or upon the discovery of the happening of any event as a result of which, the prospectus included in the Registration Statement contains an untrue statement of a material fact or omits any fact necessary to make the statements therein not misleading in the light of the circumstances under which they were made, and the Company will promptly prepare and file with the SEC, and furnish to such seller a reasonable number of copies of, a supplement or amendment to such prospectus so that, as thereafter delivered to the purchasers of such Warrants and Warrant Shares, such prospectus will not contain an untrue statement of a material fact or omit to state any material fact necessary to make the statements therein not misleading in the light of the circumstances under which they were made;

(d) use commercially reasonable best efforts to cause all Warrant Shares to be sold in such offering to be listed on the NYSE MKT or such other trading market on which the Class B Stock is then listed;

(e) otherwise use its commercially reasonable best efforts to comply with all applicable rules and regulations of the SEC in connection with such registration; and

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(f) in the event of the issuance of any stop order suspending the effectiveness of the Registration Statement, or of any order suspending or preventing the use of any related prospectus or suspending the qualification of any securities included therein for sale in any jurisdiction, use commercially reasonable best efforts to obtain the prompt withdrawal of such order.

5.3 Registration Expenses.

(a) Except as expressly provided in this Section 5.3, the Company shall pay all Registration Expenses relating to the Registration Statement. “Registration Expenses” shall mean any and all fees and expenses incident to the Company’s performance of or compliance with this Article V, including (i) SEC, Trading Market or Financial Industry Regulatory Authority, Inc. registration and filing fees and all related listing fees, (ii) fees and expenses of compliance with state securities or “blue sky” laws and in connection with the preparation of a “blue sky” survey, including reasonable fees and expenses of blue sky counsel, (iii) printing expenses, (iv) messenger and delivery expenses, (v) fees and disbursements of counsel for the Company, and (vi) fees and disbursements of all independent public accountants and fees and expenses of other Persons, including special experts, retained by the Company.

(b) Notwithstanding the foregoing, the provisions of this Section 5.3 shall be deemed amended to the extent necessary to cause these expense provisions to comply with “blue sky” laws of each state in which the offering is made.

5.4 Restrictions on Disposition. Each Lender agrees that, upon receipt of any notice from the Company of the happening of any event of the kind described in Section 5.2(f) such Lender will forthwith discontinue disposition of Warrants and Warrant Shares pursuant to the Registration Statement until such Lender’s receipt of the copies of the supplemental or amended prospectus contemplated by Section 5.2(c) or written notice from the Company that the Registration Statement is effective again and no amendment or supplement is needed.

5.5 Indemnification.

(a) To the fullest extent permitted by law, the Company will indemnify and hold harmless each Lender against any losses, claims, damages and liabilities, joint or several, to which such Lender may become subject under the Securities Act or otherwise, insofar as such losses, claims, damages or liabilities, joint or several, actions or proceedings (whether commenced or threatened in writing in respect thereof) (“Claims”) arise out of or are based upon: (i) any untrue or alleged untrue statement of a material fact contained in the Registration Statement, or any prospectus or preliminary prospectus or any amendment thereof or supplement thereto (including all documents incorporated by reference therein) or any omission or alleged omission of a material fact required to be stated therein or necessary to made the statements therein not misleading in light of the circumstances under which they were made; or (ii) any untrue or alleged untrue statement of a material fact contained in any free writing prospectus prepared by the Company or authorized by it in writing for use by any Lender or any amendment thereof or supplement thereto (including all documents incorporated by reference therein) or any omission or alleged omission of a material fact required to be stated therein or necessary to made the statements therein not misleading in light of the circumstances under which they were made; provided, that the Company shall not be liable in any such case to the extent that any such Claim or expense arises out of or is based upon any such untrue statement or alleged untrue statement or omission or alleged omission made in reliance upon and in conformity with written information prepared and furnished to the Company by any Lender expressly for use therein or by any Lender’s failure to deliver a copy of the prospectus or any amendments or supplements thereto; and provided, further, that the indemnity agreement contained in this Section 5.5(a) shall not apply to amounts paid in settlement of any such Claim if such settlement is effected without the consent of the Company, which consent shall not be unreasonably withheld or delayed; and provided, further, that the Company will not be liable to any Lender pursuant to this Section 5.5 to the extent that any Claim for which such Lender seeking indemnification relates to a sale of Warrants or Warrant Shares in violation of Section 5.4.

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(b) To the fullest extent permitted by law, each of the Lenders will indemnify and hold harmless the Company and its directors and officers and each other Person who controls or is controlled by the Company and its Affiliates and their respective directors, officers, members, managers and general and limited partners against all Claims and expenses arising out of or based upon: (i) any untrue or alleged untrue statement of a material fact contained in the Registration Statement, prospectus or preliminary prospectus or any amendment thereof or supplement thereto (including all documents incorporated by reference therein) or any omission or alleged omission of a material fact required to be stated therein or necessary to make the statements therein not misleading in light of the circumstances under which they were made; or (ii) any untrue or alleged untrue statement of a material fact contained in any free writing prospectus prepared by the Company or authorized by it in writing for use by any Lender or any amendment thereof or supplement thereto (including all documents incorporated by reference therein) or any omission or alleged omission of a material fact required to be stated therein or necessary to made the statements therein not misleading in light of the circumstances under which they were made; provided, that the Lenders shall only be liable in any such case only to the extent that any such Claim or expense arises out of or is based upon any such untrue statement or alleged untrue statement or omission or alleged omission is made in reliance upon and in conformity with written information prepared and furnished to the Company by such Lender or such Lender’s agent expressly for use therein or by such Lender’s failure to deliver a copy of the prospectus or any amendments or supplements thereto; provided, that the indemnity agreement contained in this Section 5.5(b) shall not apply to amounts paid in settlement of any such Claim if such settlement is effected without the consent of such Lender, which consent shall not be unreasonably withheld or delayed; and provided, further, that the liability of each Lender hereunder will be limited to the amount of net proceeds received by such Lender from the sale of Warrants or Warrant Shares pursuant to the Registration Statement.

(c) Any Person entitled to indemnification hereunder will (i) give prompt written notice to the Company of any Claim with respect to which it seeks indemnification and (ii) unless in such indemnified party’s reasonable judgment, based upon advice of counsel, a conflict of interest between such indemnified party and the indemnifying party may exist with respect to such Claim, permit the indemnifying party to assume the defense and settlement of such claim with counsel reasonably satisfactory to the indemnified party; provided, however, that the failure of any indemnified party to give notice as provided herein shall not relieve the indemnifying party of its obligations hereunder unless the failure to give such notice is materially prejudicial to an indemnifying party's ability to defend such action. If such defense is assumed, the indemnified party will not be subject to any liability for any settlement made by the indemnifying party without its consent (but such consent will not be unreasonably withheld). Anything to the contrary appearing in this Agreement notwithstanding, the indemnifying party will not be obligated to pay the fees and expenses of more than one counsel for all parties indemnified hereunder with respect to such Claim, unless in the reasonable judgment of any indemnified party a conflict of interest may exist between such indemnified party and any other of such indemnified parties with respect to such claim. If the indemnifying party assumes the defense, the indemnified party may engage its own counsel at its own sole cost and expense. All fees and expenses of counsel to any indemnified party required to be paid by the indemnifying party shall be paid as incurred.

12

(d) The indemnification provided for under this Agreement will remain in full force and effect regardless of any investigation made by or on behalf of the indemnified party and will survive the transfer of Warrants and Warrant Shares by any Lender. If the indemnification provided for herein is unavailable to an indemnified party or insufficient in respect of any losses, claims, damages or liabilities referred to therein, then the indemnifying party, in lieu of indemnifying such indemnified party thereunder, shall contribute to the amount paid or payable by such indemnified party as a result of such Claims in such proportion as is appropriate to reflect the relative fault of the indemnifying party, on the one hand, and the indemnified party or parties, on the other hand, in connection with the statements or omissions that resulted in such losses, claims, damages or liabilities, as well as any other relevant equitable considerations; provided, that in no event shall any contribution by any Lender exceed the amount of the net proceeds received by such Lender from the sale of Warrants and Warrant Shares pursuant to such Registration Statement.

VI. MISCELLANEOUS

6.1 Any notice or other communication given hereunder shall be deemed sufficient if in writing and sent by registered or certified mail, return receipt requested, or delivered by hand against written receipt therefor, addressed as follows:

if to the Company, at:

Straight Path Communications Inc.

600 Sylvan Avenue, Suite 402

Englewood Cliffs, NJ 07632

Attention: Dave Breau, General Counsel

With a copy to (which shall not constitute notice):

Schwell Wimpfheimer & Associates LLP

1430 Broadway, Suite 1615

New York, NY 10018

Attention: Dov T. Schwell, Esq.

13

if to a Lender, at

At such Lender’s address set forth on Schedule A to this Agreement.

With a copy (which shall not constitute notice) to:

Calfee, Halter & Griswold LLP

1405 East Sixth Street

Cleveland, OH 44114

Attention: Kristofer K. Spreen

Notices shall be deemed to have been given or delivered on the date of mailing, except notices of change of address, which shall be deemed to have been given or delivered when received.

6.2 This Agreement shall not be changed, modified or amended except by a writing signed by the Company and the Lender that identifies itself as an amendment to this Agreement.

6.3 This Agreement shall be binding upon and inure to the benefit of the parties hereto and to their respective heirs, legal representatives, successors and assigns. This Agreement, including the Schedules and Exhibits hereto, sets forth the entire agreement and understanding between the parties as to the subject matter hereof and merges and supersedes all prior discussions, agreements and understandings of any and every nature among them. Except as set forth in the Warrant, neither Party may assign any of its rights or obligations hereunder without the prior written consent of the other Party.

6.4 NOTWITHSTANDING THE PLACE WHERE THIS AGREEMENT MAY BE EXECUTED BY ANY OF THE PARTIES HERETO, THE PARTIES EXPRESSLY AGREE THAT ALL THE TERMS AND PROVISIONS HEREOF SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAWS OF THE STATE OF NEW YORK WITHOUT REGARD TO SUCH STATE’S PRINCIPLES OF CONFLICTS OF LAW. IN THE EVENT THAT A JUDICIAL PROCEEDING IS NECESSARY, THE SOLE FORUM FOR RESOLVING DISPUTES ARISING OUT OF OR RELATING TO THIS AGREEMENT IS THE SUPREME COURT OF THE STATE OF NEW YORK IN AND FOR THE COUNTY OF NEW YORK OR THE FEDERAL COURTS FOR SUCH STATE AND COUNTY, AND ALL RELATED APPELLATE COURTS, THE PARTIES HEREBY IRREVOCABLY CONSENT TO THE JURISDICTION OF SUCH COURTS AND AGREE TO SAID VENUE. THE PARTIES HERETO AGREE TO WAIVE THEIR RESPECTIVE RIGHTS TO A JURY TRIAL OF ANY CLAIM OR CAUSE OF ACTION BASED UPON OR ARISING OUT OF THIS AGREEMENT, THE PROMISSORY NOTE, OR ANY DOCUMENT OR AGREEMENT CONTEMPLATED HEREBY OR THEREBY. THE PARTY PREVAILING THEREIN SHALL BE ENTITLED TO PAYMENT FROM THE OTHER PARTY HERETO OF ALL OF ITS REASONABLE COUNSEL FEES AND DISBURSEMENTS.

6.5 In order to discourage frivolous claims the parties agree that unless a claimant in any proceeding arising out of this Agreement or any other Transaction Document succeeds in establishing his claim and recovering a judgment against another party (regardless of whether such claimant succeeds against one of the other parties to the action), then the other party shall be entitled to recover from such claimant all of its/their reasonable legal costs and expenses relating to such proceeding and/or incurred in preparation therefor.

14

6.6 The holding of any provision of this Agreement to be invalid or unenforceable by a court of competent jurisdiction shall not affect any other provision of this Agreement, which shall remain in full force and effect. If any provision of this Agreement shall be declared by a court of competent jurisdiction to be invalid, illegal or incapable of being enforced in whole or in part, such provision shall be interpreted so as to remain enforceable to the maximum extent permissible consistent with applicable law and the remaining conditions and provisions or portions thereof shall nevertheless remain in full force and effect and enforceable to the extent they are valid, legal and enforceable, and no provisions shall be deemed dependent upon any other covenant or provision unless so expressed herein. Moreover, said provision shall be replaced with language that is as similar in business purpose and intent and one that shall be legal, valid and enforceable.

6.7 It is agreed that a waiver by either party of a breach of any provision of this Agreement shall not operate, or be construed, as a waiver of any subsequent breach by that same party.

6.8 The Parties agree to execute and deliver all such further documents, agreements and instruments and take such other and further action as may be necessary or appropriate to carry out the purposes and intent of this Agreement.

6.9 This Agreement may be executed and delivered in one or more identical counterparts, and delivered via facsimile or e mail (PDF format) transmission, each of which when executed will be deemed to be an original but all of which taken together shall constitute one and the same agreement.

6.10 All pronouns and any variations thereof refer to the masculine, feminine or neuter, singular or plural, as the context may require. The headings of this Agreement are for convenience of reference and shall not form part of, or affect the interpretation of, this Agreement.

6.11 The obligations of each Lender under this Agreement are several and not joint with the obligations of any other Lender, and no Lender shall be responsible in any way for the performance of the obligations of any other Lender under this Agreement. The decision of each Lender to purchase securities pursuant to this Agreement has been made by such Lender independently of any other Lender and independently of any information, materials, statements or opinions as to the business, affairs, operations, assets, properties, liabilities, results of operations, condition (financial or otherwise) or prospects of the Company which may have been made or given by any other Lender or by any agent or employee of any other Lender, and no Lender or any of its agents or employees shall have any liability to any other Lender (or any other person) relating to or arising from any such information, materials, statements or opinions. Nothing contained herein, and no action taken by any Lender pursuant hereto, shall be deemed to constitute the Lenders as a partnership, an association, a joint venture or any other kind of entity, or create a presumption that the Lenders are in any way acting in concert or as a group with respect to such obligations or the transactions contemplated by this Agreement. Each Lender acknowledges that no other Lender has acted as agent for such Lender in connection with making its investment hereunder and that no other Lender will be acting as agent of such Lender in connection with monitoring its investment hereunder. Each Lender shall be entitled to independently protect and enforce its rights, including without limitation the rights arising out of this Agreement, and it shall not be necessary for any other Lender to be joined as an additional party in any action or proceeding for such purpose.

[Balance of page intentionally left blank]

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IN WITNESS WHEREOF the Parties have signed this Loan Agreement in one or more counterparts as of the date first appearing above.

STRAIGHT PATH COMMUNICATIONS, INC.

By:	/s/ Jonathan Rand
Name:	Jonathan Rand
Title:	Chief Financial Officer

CF SPECIAL SITUATION FUND I LP

By:	/s/ Robert Clutterbuck
Name:	Robert Clutterbuck
Title:	Partner

CF SPECIAL SITUATION FUND II LP

By:	/s/ Robert Clutterbuck
Name:	Robert Clutterbuck
Title:	Partner

16

/s/ Robert C. Clutterbuck
ROBERT C. CLUTTERBUCK TRUST U/A 08/31/2010
ROBERT C CLUTTERBUCK TTEE

/s/ Robert C. Clutterbuck
ROBERT T. CLUTTERBUCK TRUST U/A 11/07/1994
ROBERT T CLUTTERBUCK TTEE

/s/ Robert C. Clutterbuck
ROBERT T. CLUTTERBUCK TTEE
EUGENE T BAKER MRTL TR.

17

ANCORA MERLIN INSTITUTIONAL, LP

By:	/s/ Brian Hopkins
Name:	Brian Hopkins
Title:	General Partner

ANCORA MERLIN, LP

By:	/s/ Brian Hopkins
Name:	Brian Hopkins
Title:	General Partner

ANCORA CATALYST INSTITUTIONAL, LP

By:	/s/ Brian Hopkins
Name:	Brian Hopkins
Title:	General Partner

ANCORA CATALYST, LP

By:	/s/ Brian Hopkins
Name:	Brian Hopkins
Title:	General Partner

18

/s/ Kimberly C. Crane
KIM CRANE & RYAN CRANE JT

19

/s/ Michael J. Endres, Trustee
MICHAEL J. ENDRES REVOCABLE TRUST
U/A 12/11/86 AS AMENDED
MICHAEL J. ENDRES THEN ACTING TTEE

20

/s/ David R. Meuse
DAVID R. MEUSE TRUST U/A 5/16/1978 AS AMENDED
DAVID R. MEUSE TTEE

/s/ Bradley L. Pospichel
BRADLEY L. POSPICHEL

/s/ Ronald D. Brooks
RONALD D. BROOKS

21

CHARLES D. MIRES ROLLOVER IRA

By:	/s/ Charles D. Mires
Name:	Charles D. Mires
Title:	Owner

22

APPENDIX A

DEFINITIONS

Definitions. As used herein:

“Affiliate” means, with respect to any Person (defined below), (i) each Person that, directly or indirectly, owns or controls, whether beneficially, or as a trustee, guardian or other fiduciary, 5% or more of the equity interests having ordinary voting power in the election of directors or managers of such Person, (ii) each Person that controls, is controlled by or is under common control with such Person or any Affiliate of such Person, (iii) each of such Person’s officers, directors, joint ventures and partners, (iv) any trust or beneficiary of a trust of which such Person is the sole trustee or (v) any lineal descendants, ancestors, spouse or former spouses (as part of a marital dissolution) of such Person (or any trust for the benefit of such Person). For the purpose of this definition, “control” of a Person shall mean the possession, directly or indirectly, of the power to direct or cause the direction of its management or policies, whether through the ownership of voting securities, by contract or otherwise.

“Governmental Authority” shall mean any nation or government, any state or other political subdivision thereof, and any agency, department or other entity exercising executive, legislative, judicial, regulatory or administrative functions of or pertaining to government.

“Leases” means all leases, subleases, licenses, concessions and other agreements (written or oral), including all amendments, extensions, renewals, guaranties, and other agreements with respect thereto, pursuant to which the Company holds any leased real property, including the right to all security deposits and other amounts and instruments deposited by or on behalf of the Company thereunder.

“Liability” means any liability or obligation of whatever kind or nature (whether known or unknown, whether asserted or un-asserted, whether absolute or contingent, whether accrued or unaccrued, whether liquidated or un-liquidated, and whether due or to become due), including any liability for Taxes.

“Lien” means any mortgage or deed of trust, pledge, hypothecation, assignment, deposit arrangement, lien, charge, claim, transfer restriction, security interest, easement or encumbrance, or preference, priority or other security agreement or preferential arrangement of any kind or nature whatsoever (including, without limitation, any title retention agreement, any financing lease having substantially the same economic effect as any of the foregoing, and the filing of, or agreement to give, any financing statement perfecting a security interest as to assets owned by the relevant Person under the Uniform Commercial Code or comparable law of any jurisdiction).

“Material Adverse Effect” or “Material Adverse Change” means (i) a material and adverse effect on the legality, validity or enforceability of any Transaction Document, (ii) a material adverse effect on the results of operations, assets, business, condition (financial or otherwise) or prospects of the Company and its subsidiaries taken as a whole, or (iii) a material and adverse impairment of the Company’s ability, or any subsidiary’s ability to perform fully on a timely basis its obligations under any of the Transaction Documents to which the Company or such subsidiary is party.

“Person” means an individual, a partnership, a corporation, a limited liability company, an association, a joint stock company, a trust, a joint venture, an unincorporated organization, any other business entity, or a Governmental Authority.

“Responsible Officer” means the chief executive officer, president, vice president, chief financial officer, treasurer, assistant treasurer, controller, director or manager of a Borrower and solely for purposes of the delivery of incumbency certificates pursuant to Section 1.3(b), the secretary, any assistant secretary or any director of the Company. Any document delivered hereunder that is signed by a Responsible Officer of the Company shall be conclusively presumed to have been authorized by all necessary corporate, partnership and/or other action on the part of the Company and the Responsible Officer shall be conclusively presumed to have acted on behalf of the Company.

“Tax” means any federal, state, local, or foreign income, gross receipts, license, payroll, employment, excise, severance, stamp, occupation, premium, windfall profits, environmental (including taxes under Section 59A of the Internal Revenue Code of 1986, as amended), customs duties, capital stock, franchise, profits, withholding, social security (or similar), unemployment, disability, real property, personal property, sales, use, transfer, registration, value added, alternative or add-on minimum, estimated, or other tax of any kind whatsoever, including any interest, penalty, or addition thereto, whether disputed or not and including any obligations to indemnify or otherwise assume or succeed to the tax Liability of any other Person.

APPENDIX B

CONFIDENTIAL INVESTOR QUESTIONNAIRE

EXHIBIT A

$[AMOUNT]	February 6, 2017

FORM OF PROMISSORY NOTE

DUE DECEMBER 29, 2017

THIS PROMISSORY NOTE is made by STRAIGHT PATH COMMUNICATIONS INC., a Delaware corporation, (the “Company”), having its principal place of business at 5300 Hickory Park Drive, Suite 218, Glen Allen, Virginia (this “Promissory Note”).

FOR VALUE RECEIVED, the Company promises to pay to [LENDER] or its registered assign(s) (the “Holder”), the principal sum of [AMOUNT] U.S. DOLLARS (US$[AMOUNT], together with all interest accrued but unpaid hereon, on December 29, 2017 (the “Maturity Date”), or such earlier date as this Promissory Note is required or permitted to be repaid as provided hereunder, in accordance with the provisions hereof. The outstanding principal amount of this Promissory Note from time to time shall bear interest at the rate of five percent (5.0%) per annum from the Original Issue Date through June 30, 2017 and at the rate of ten percent (10.0%) per annum from July 1, 2017 until repayment of full of all obligations under this Promissory Note. This Promissory Note may be prepaid as set forth herein. This Promissory Note is one of a series of promissory notes (collectively, the “Promissory Notes”), of like tenor and in the same form, each of even date herewith in the aggregate principal amount of SEVENTEEN MILLION, FIVE HUNDRED THOUSAND U.S. DOLLARS (US$17,500,000). This Promissory Note is secured by security agreements between the Company and Lenders in the forms annexed hereto as Exhibit A-1, Exhibit A-2 and Exhibit A-3.

This Promissory Note is subject to the following additional provisions:

Section 1. Definitions. For the purposes hereof, in addition to the terms defined elsewhere in this Promissory Note, (a) capitalized terms not otherwise defined herein shall have the meanings set forth in the Loan Agreement and (b) the following terms shall have the following meanings:

“Bankruptcy Event” means any of the following events: (a) the Company or any Significant Subsidiary (as such term is defined in Rule 1-02(w) of Regulation S-X) thereof commences a case or other proceeding under any bankruptcy, reorganization, arrangement, adjustment of debt, relief of debtors, dissolution, insolvency or liquidation or similar law of any jurisdiction relating to the Company or any Significant Subsidiary thereof; (b) there is commenced against the Company or any Significant Subsidiary thereof any such case or proceeding that is not dismissed within sixty (60) days after commencement; (c) the Company or any Significant Subsidiary thereof is adjudicated insolvent or bankrupt or any order of relief or other order approving any such case or proceeding is entered; (d) the Company or any Significant Subsidiary thereof suffers any appointment of any custodian or the like for it or any substantial part of its property that is not discharged or stayed within 60 calendar days after such appointment; (e) the Company or any Significant Subsidiary thereof makes a general assignment for the benefit of creditors; (f) the Company or any Significant Subsidiary thereof calls a meeting of its creditors with a view to arranging a composition, adjustment or restructuring of its debts; or (g) the Company or any Significant Subsidiary thereof, by any act or failure to act, expressly indicates its consent to, approval of or acquiescence in any of the foregoing or takes any corporate or other action for the purpose of effecting any of the foregoing.

“Business Day” means any day except any Saturday, any Sunday, any day which shall be a federal legal holiday in the United States or any day on which banking institutions in the State of New York are authorized or required by law or other governmental action to close.

“Certificate of Incorporation” means the Company’s Certificate of Incorporation, as amended from time to time.

“Class B Stock” means the Company’s Class B Common Stock, par value $0.01 per share.

“Closing Price” means, for any date, the price determined by the first of the following clauses that applies: (a) if the shares of Class B Stock are then listed or quoted on an Eligible Market or any other national securities exchange, the closing bid price per Common Share for such date (or the nearest preceding date) on the primary Eligible Market or exchange on which the shares of Class B Stock are then listed or quoted; (b) if prices for the shares of Class B Stock are then reported in the “Pink Sheets” published by OTC Markets Group Inc. (or a similar organization or agency succeeding to its functions of reporting prices), the most recent bid price per share of Class B Stock so reported; or (c) in all other cases, the fair market value of a share of Class B Stock as determined by an independent appraiser selected in good faith by the Lenders.

“Eligible Market” means any of the following markets or exchanges on which the shares of Class B Stock are listed or quoted for trading on the date in question: the OTC Bulletin Board, The NASDAQ Global Market, The NASDAQ Global Select Market, The NASDAQ Capital Market, the New York Stock Exchange, NYSE Arca, the NYSE MKT, or the OTCQX Marketplace or the OTCQB Marketplace operated by OTC Markets Group Inc. (or any successor to any of the foregoing).

“Event of Default” shall have the meaning set forth in Section 5(a).

A-2

“Loan Agreement” means the Loan Agreement, of even date herewith, between the Lenders and the Company, providing for the issuance of this Promissory Note.

“New York Courts” shall have the meaning set forth in Section 7(d).

“Original Issue Date” means the date of the first issuance of this Promissory Note, regardless of any transfers of this Promissory Note and regardless of the number of instruments which may be issued to evidence this Promissory Note.

“Person” means an individual or corporation, partnership, trust, incorporated or unincorporated association, joint venture, limited liability company, joint stock company, government (or an agency or subdivision thereof) or other entity of any kind.

“Subsidiary” shall have the meaning set forth for such term in the Certificate of Incorporation.

“Trading Day” means (a) any day on which the shares of Class B Stock are listed or quoted and traded on their primary Trading Market, or (b) if the shares of Class B Stock are not then listed or quoted and traded on any Trading Market, then any Business Day.

“Trading Market” means the NYSE MKT or any other primary Eligible Market or national securities exchange on which the shares of Class B Stock are then listed or quoted.

“VWAP” means, on any particular Trading Day or for any particular period, the volume weighted average trading price per Common Share on such Trading Day or for such particular period on the Eligible Market on which the shares of Class B Stock are then traded as reported by Bloomberg L.P., through its “Volume at Price” functions, or any successor performing similar functions, or, if the foregoing does not apply, the average of the highest Closing Price and the lowest closing ask price of any of the market makers for shares of the Class B Stock as reported by the NYSE MKT; provided, however, that during any period the VWAP is being determined, the VWAP shall be subject to adjustment from time to time for share splits, share dividends, combinations and similar events as applicable.

Section 2. Interest; Payment; Use of Proceeds Reduction of Amounts Outstanding.

a)  Payment of Interest. The Company shall pay (or cause to be paid) interest to the Holder on the aggregate outstanding principal amount of this Promissory Note at the rate of five percent (5.0%) per annum from the Original Issue Date through June 30, 2017 and at the rate of ten percent (10.0%) per annum from July 1, 2017 until the date that the outstanding principal amount hereunder is paid in full. All interest shall accrue on a daily basis, shall be calculated as set forth in Section 2(b) herein, and shall be payable quarterly in cash on each January 2, April 1, July 1, and October 1.

A-3

b)  Interest Calculations. Interest shall be calculated on the basis of a 360-day year, consisting of twelve 30 calendar day periods, and shall accrue daily commencing on the Original Issue Date until payment in full of the outstanding principal, together with all accrued and unpaid interest, liquidated damages and other amounts which may become due hereunder, has been made. Interest hereunder will be paid to the Holder.

c)  Timing of Payment. All payments in respect of this Promissory Note shall be in immediately available lawful money of the United States of America and shall be sent, so as to be received no later than 2:00 p.m. (New York City time) on the date of payment, in accordance with Section 7(a) hereof.

d)  Prepayment.

(I) The Company may prepay this Promissory Note in whole or in part at any time upon not less than three (3) Business Days’ prior written notice to the Holder without penalty. Any such prepayment shall be accompanied by the Prepayment Premium of the principal amount being prepaid and a payment of all accrued and unpaid interest on the principal amount being prepaid. The “Prepayment Premium” shall be (i) three percent (3%) for any prepayment to be made on or prior to June 30, 2017, and (ii) shall be reduced by one-half of one percent (0.5%) each month thereafter (i.e. prepayments made in July 2017 shall have a Prepayment Premium of two and one-half percent (2.5%), prepayment made in August 2017 shall have a Prepayment Premium of two percent (2.0%), etc.).

(II)  This Promissory Note shall become immediately due and payable upon the consummation of any merger or consolidation involving the Company or any of its subsidiaries or any sale of a majority or more, by voting power, of the capital stock of the Company.

(III) Upon any sale by the Company or its subsidiaries of securities in a capital raising transaction, incurrence of additional indebtedness by the Company or any sale by the Company or any of its subsidiaries of any portion of its assets outside of the ordinary course of business, which for purposes hereof shall include without limitation any sale of any portion of the intellectual property of the Company or its subsidiaries and any portion of the License Portfolio (as defined in the Consent Decree), after satisfaction of any expenses related to such transaction and any obligations under the Consent Decree, the Company shall apply all remaining proceeds from such sales or incurrences over $5 million in the aggregate (which threshold will not apply to sales of the License Portfolio) to the repayment of the then outstanding principal amount under this Promissory Note and all other outstanding Promissory Notes on a pro rata basis.

A-4

e)  Use of Proceeds. Unless otherwise consented to in writing by the Holder, the Company shall use FIFTEEN MILLION U.S. DOLLARS (US$15,000,000) of the proceeds from the Loan as evidenced by this Promissory Note, to pay the Initial Civil Penalty provided for in the Consent Decree, dated January 11, 2017, entered into by the Company and Federal Communications Commission (the “Consent Decree”) in accordance with the requirements of the Consent Decree, and the remainder of the Loan Amount for general corporate purposes and working capital needs, including the Expense Amount (as defined in the Loan Agreement).

f)   Warrant Exercise. Upon any exercise of a Warrant issued in connection with this Promissory Note by the Holder, the principal amount of this Promissory Note shall be reduced by an amount equal to the aggregate exercise price of such exercise less any accrued and unpaid interest under this Promissory Note to and including the Exercise Date (as defined in the Warrant). In the event, there are multiple Promissory Notes held by the Holder, such reduction in the principal amount of the Promissory Notes shall be applied pro rata.

Section 3. Registration of Transfers and Exchanges. This Promissory Note may not be transferred by the Holder except to Affiliates or upon the prior written consent of the Company, which consent may be withheld in the Company’s sole discretion.

a)  Different Denominations. This Promissory Note is exchangeable for an equal aggregate principal amount of Promissory Notes of different authorized denominations, as requested by the Holder surrendering the same. No service charge will be payable for such registration of transfer or exchange.

b)  Investment Representations. This Promissory Note has been issued subject to certain investment representations of the original Holder set forth in the Loan Agreement and may be transferred or exchanged only in compliance with the Loan Agreement and applicable federal and state securities laws and regulations.

c)  Reliance on Promissory Note Register. Prior to due presentment for transfer to the Company of this Promissory Note, the Company and any agent of the Company may treat the Person in whose name this Promissory Note is duly registered in the Company’s books and records as the owner hereof for the purpose of receiving payment as herein provided and for all other purposes, whether or not this Promissory Note is overdue, and neither the Company nor any such agent shall be affected by notice to the contrary.

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Section 4. Covenants.

(a)  Additional Warrants. To the extent that any portion of the principal amount of this Promissory Note remains outstanding, on each Additional Warrant Issue Date the Company shall be obligated to issue to the Holder Additional Warrants to purchase Class B Stock. The Additional Warrants shall be issued within three (3) Business Days of each Additional Warrant Issue Date and shall be substantially in the form of Exhibit B to the Loan Agreement. The exercise price per share of Series B Stock underlying the Additional Warrants shall be the VWAP for the Series B Stock for the ten (10) Trading Days ending on the Trading Day immediately preceding the applicable Additional Warrant Issue Date (the “Per Share Price”). The number of shares of Class B Stock underlying the Additional Warrants to be issued in respect of each Additional Warrant Issue Date shall be determined as follows: (i) the aggregate number of shares of Class B Stock underlying all Additional Warrants to be issued pursuant to all outstanding Promissory Notes in respect of each Additional Warrant Issue Date shall be calculated by dividing (A) the amount that is the Coverage Percentage of the then outstanding Principal Amount of all such Promissory Notes on the relevant Additional Warrant Issue Date, by (B) the Per Share Price, then (ii) 10% of the aggregate number of Warrant Shares will be issuable to CF Special Situation Fund I LP and CF Special Situation Fund II LP (collectively, the “Lead Lenders”), allocated as follows: (A) 9.4% to CF Special Situation Fund I, LP and (B) 0.6% to CF Special Situation Fund II LP, and then (ii) the remaining 90% of such aggregate number of Warrant Shares will be allocated among the Additional Warrants issued to all Lenders (including the Lead Lenders) based on each Holder’s pro rata portion of the aggregate then outstanding Principal Amount of all such Promissory Notes. As used herein, the term (x) “Additional Warrant Issue Date” shall mean the first day of each calendar month (or if such day is not a Business Day, then the next succeeding Business Day) beginning on July 1, 2017, and ending on the earlier of (A) December 1, 2017 and (B) the day that the principal amount of this Promissory Note is paid in full, (y) “Coverage Percentage shall mean ten percent (10%) for July 1, and August 1, 2017 and seven and one-half percent (7.5%) for September 1, October 1, November 1, and December 1, 2017.

(b)  Negative Covenants. As long as any portion of this Promissory Note remains outstanding, the Company will not:

(i) incur or create any debt of the Company senior to or pari passu with this Promissory Note (other than trade indebtedness incurred in the ordinary course of business and equipment financing);

(ii) purchase or redeem or pay any dividend on any capital stock (other than in connection with mandatory repurchases of Class B Stock from employees of the Company or any subsidiary pursuant to an agreement entered into prior to the Original Issue Date and which provides for the repurchase at the original issue price upon termination of employment by the Company or any subsidiary);

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(iii) make any direct or indirect payment of all or any part of any debt subordinated to this Promissory Note except to the extent permitted in accordance with a subordination agreement approved by the Holder; or

(iv) agree to do any of the above.

Section 5. Events of Default.

a)  “Event of Default” means, wherever used herein, any of the following events (whatever the reason for such event and whether such event shall be voluntary or involuntary or effected by operation of law or pursuant to any judgment, decree or order of any court, or any order, rule or regulation of any administrative or governmental body):

i.  any default in the payment of (A) the principal amount of this Promissory Note or (B) interest and other amounts owing to Holder on this Promissory Note, as and when the same shall become due and payable (whether on the Maturity Date or by acceleration or otherwise);

ii.  the Company shall fail to observe or perform any other covenant or agreement contained in this Promissory Note, which failure is not cured, (x) if possible to cure, within the earlier to occur of (A) five (5) Trading Days after notice of such failure sent by the Holder to the Company and (B) ten (10) Trading Days after the Company has become or should have become aware of such failure, and (y) if not subject to cure, without regard to any cure period;

iii.  a default or event of default (subject to any grace or cure period provided in the applicable agreement, document or instrument) shall occur under the Loan Agreement or any other Transaction Document;

iv.  any material representation or material warranty made in this Promissory Note, the Loan Agreement or any other Transaction Document, any written statement pursuant hereto or thereto or any other report, financial statement or certificate made or delivered to the Holder shall be untrue or incorrect in any material respect as of the date when made or deemed made; or

v.  the Company or any Significant Subsidiary (as such term is defined in Rule 1-02(w) of Regulation S-X) shall be subject to a Bankruptcy Event.

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vi.  a default or violation or event of default shall occur under the Consent Decree (subject to any grace or cure period provided in the Consent Decree);

b)  Remedies Upon Event of Default. If any Event of Default occurs, the outstanding principal amount of this Promissory Note, plus any accrued and unpaid interest thereon and all other amounts owing in respect thereof, shall become immediately due and payable. In connection with such acceleration described herein, the Holder need not provide, and the Company hereby waives, any presentment, demand, protest or other notice of any kind, and the Holder may immediately and without expiration of any grace period enforce any and all of its rights and remedies hereunder and all other remedies available to it under applicable law. Such acceleration may be rescinded and annulled by Holder at any time prior to payment hereunder and the Holder shall have all rights as a holder of this Promissory Note until such time, if any, as the Holder receives full payment pursuant to this Section 5(b). No such rescission or annulment shall affect any subsequent Event of Default or impair any right consequent thereon. Without limitation to the foregoing, if the Event of Default shall be a failure of the Company to repay this Promissory Note in full on the scheduled Maturity Date, then following such Event of Default, the Company shall not, without the prior written consent of the Holder, voluntarily surrender any material portion of the FCC wireless licenses it then holds to the FCC.

Section 6. Miscellaneous.

a)  Notices. Any notice or other communication given hereunder shall be deemed sufficient if in writing and sent by registered or certified mail, return receipt requested, or delivered by hand against written receipt therefor, addressed as follows:

if to the Borrower, at:

Straight Path Communications Inc.

600 Sylvan Avenue, Suite 402

Englewood Cliffs, NJ 07632

Attention: Dave Breau, General Counsel

With a copy to (which shall not constitute notice):

Schwell Wimpfheimer & Associates LLP

1430 Broadway, Suite 1615

New York, NY 10018

Attention: Dov T. Schwell, Esq.

if to the Holder, at

With a copy (which shall not constitute notice) to:

Notices shall be deemed to have been given or delivered on the date of mailing, except notices of change of address, which shall be deemed to have been given or delivered when received.

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b)  Absolute Obligation. Except as expressly provided herein, no provision of this Promissory Note shall alter or impair the obligation of the Company, which is absolute and unconditional, to pay the principal of, liquidated damages and accrued interest, as applicable, on this Promissory Note at the time, place, and rate, and in the coin or currency, herein prescribed. This Promissory Note is a direct debt obligation of the Company.

c)  Lost or Mutilated Promissory Note. If this Promissory Note shall be mutilated, lost, stolen or destroyed, the Company shall execute and deliver, in exchange and substitution for and upon cancellation of a mutilated Promissory Note, or in lieu of or in substitution for a lost, stolen or destroyed Promissory Note, a new Promissory Note for the principal amount of this Promissory Note so mutilated, lost, stolen or destroyed, but only upon receipt of evidence of such loss, theft or destruction of such Promissory Note, and of the ownership hereof, reasonably satisfactory to the Company.

d)   Jurisdiction. This Promissory Note and all issues arising out of this Promissory Note will be governed by and construed solely and exclusively under and pursuant to the laws of the State of New York as applied to agreements among New York residents entered into and to be performed entirely within New York. Each of the parties hereto expressly and irrevocably: (1) agrees that any legal suit, action or proceeding arising out of or relating to this Promissory Note will be instituted exclusively in New York State Supreme Court, County of New York, or in the United States District Court for the Southern District of New York (the “New York Courts”); (2) waives any objection which Company may have now or hereafter to the venue of any such suit, action or proceeding; and (3)  consents to the jurisdiction of either the New York State Supreme Court, County of New York, or the United States District Court for the Southern District of New York in any such suit, action or proceeding. Each of the parties hereto further agrees to accept and acknowledge service of any and all process which may be served in any such suit, action or proceeding in the New York State Supreme Court, County of New York, or in the United States District Court for the Southern District of New York and agree that service of process upon it mailed by certified mail to its address will be deemed in every respect effective service of process upon it, in any such suit, action or proceeding. THE PARTIES HERETO AGREE TO WAIVE THEIR RESPECTIVE RIGHTS TO A JURY TRIAL OF ANY CLAIM OR CAUSE OF ACTION BASED UPON OR ARISING OUT OF THIS PROMISSORY NOTE, THE SUBSCRIPTION AGREEMENT OR ANY DOCUMENT OR AGREEMENT CONTEMPLATED HEREBY OR THEREBY. THE PARTY PREVAILING THEREIN SHALL BE ENTITLED TO PAYMENT FROM THE OTHER PARTY HERETO OF ALL OF ITS REASONABLE COUNSEL FEES AND DISBURSEMENTS.

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e)  Waiver. Any waiver by the Company or the Holder (in the case of more than one Holder, then the Holders of a majority of the principal amounts of the Promissory Notes then outstanding) of a breach of any provision of this Promissory Note shall not operate as or be construed to be a waiver of any other breach of such provision or of any breach of any other provision of this Promissory Note. The failure of the Company or the Holder to insist upon strict adherence to any term of this Promissory Note on one or more occasions shall not be considered a waiver or deprive that party of the right thereafter to insist upon strict adherence to that term or any other term of this Promissory Note. Any waiver by the Company or the Holder must be in writing.

f)   Severability. If any provision of this Promissory Note is invalid, illegal or unenforceable, the balance of this Promissory Note shall remain in effect, and if any provision is inapplicable to any Person or circumstance, it shall nevertheless remain applicable to all other Persons and circumstances. If it shall be found that any interest or other amount deemed interest due hereunder violates the applicable law governing usury, the applicable rate of interest due hereunder shall automatically be lowered to equal the maximum rate of interest permitted under applicable law. The Company covenants (to the extent that it may lawfully do so) that it shall not at any time insist upon, plead, or in any manner whatsoever claim or take the benefit or advantage of, any stay, extension or usury law or other law which would prohibit or forgive the Company from paying all or any portion of the principal of or interest on this Promissory Note as contemplated herein, wherever enacted, now or at any time hereafter in force, or which may affect the covenants or the performance of this indenture, and the Company (to the extent it may lawfully do so) hereby expressly waives all benefits or advantage of any such law, and covenants that it will not, by resort to any such law, hinder, delay or impede the execution of any power herein granted to the Holder, but will suffer and permit the execution of every such as though no such law has been enacted.

g)  Next Business Day. Whenever any payment or other obligation hereunder shall be due on a day other than a Business Day, such payment shall be made on the next succeeding Business Day, and such extension of time in such case shall be included in the computation of accrued interest, if applicable.

h)  Headings. The headings contained herein are for convenience only, do not constitute a part of this Promissory Note and shall not be deemed to limit or affect any of the provisions hereof.

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i)    Assumption.  Any successor to the Company or any surviving entity in a consolidation or merger involving the Company shall (i) assume, prior to such consolidation, merger or other transaction, all of the obligations of the Company under this Promissory Note and the Loan Agreement pursuant to written agreements in form and substance satisfactory to the Holder (such approval not to be unreasonably withheld or delayed) and (ii) issue to the Holder a new Promissory Note of such successor entity evidenced by a written instrument substantially similar in form and substance to this Promissory Note, including, without limitation, having a principal amount and interest rate equal to the principal amount and the interest rate of this Promissory Note and having similar ranking to this Promissory Note, which shall be satisfactory to the Holder (any such approval not to be unreasonably withheld or delayed).  The provisions of this Section 6(i) shall apply similarly and equally to successive consolidations or mergers and shall be applied without regard to any limitations of this Promissory Note.

j)   Amendment. This Promissory Note shall not be changed, modified or amended except by a writing signed by the Company and the Holder that identifies itself as an amendment to this Promissory Note. To the extent there is more than one Holder as provided for herein, then all provisions set forth in this Promissory Note requiring the consent of the Holder, shall mean consent of the Holders of a majority of the principal amounts of the Promissory Notes then outstanding.

(Signature Pages Follow)

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IN WITNESS WHEREOF, the Company has caused this Promissory Note to be duly executed by a duly authorized officer as of the 6th day of February, 2017.

STRAIGHT PATH COMMUNICATIONS, INC.

By:
Name:
Title:

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EXHIBIT B

THE SECURITIES REPRESENTED HEREBY HAVE NOT BEEN REGISTERED UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED (THE “ACT”) OR ANY STATE SECURITIES OR “BLUE SKY” LAWS, AND MAY NOT BE OFFERED, SOLD, TRANSFERRED, ASSIGNED, PLEDGED OR HYPOTHECATED ABSENT AN EFFECTIVE REGISTRATION THEREOF UNDER SUCH ACT OR COMPLIANCE WITH RULE 144 PROMULGATED UNDER SUCH ACT, OR UNLESS THE COMPANY HAS RECEIVED AN OPINION OF COUNSEL, REASONABLY SATISFACTORY TO THE COMPANY AND ITS COUNSEL, THAT SUCH REGISTRATION IS NOT REQUIRED.

SUBJECT TO THE TERMS OF THIS WARRANT, THIS WARRANT SHALL BE VOID AFTER 5:00 P.M. EASTERN TIME ON DECEMBER 31, 2018.

No. __________	Original Issue Date: __________, 2017

STRAIGHT PATH COMMUNICATIONS INC.

FORM OF WARRANT TO PURCHASE CLASS B COMMON STOCK

For VALUE RECEIVED, [INVESTOR] or [his/her/its] registered assigns (“Warrantholder”), is entitled to purchase, subject to the provisions of this Warrant, from Straight Path Communications Inc., a Delaware corporation (the “Company”), at any time not later than 5:00 P.M., Eastern time, on the Expiration Date (as defined below), at an exercise price per share equal to $[EXERCISE PRICE – BASED ON THE 5 OR 10-DAY VWAP PRIOR TO RELEVANT ISSUE DATE] (subject to appropriate adjustment pursuant to Section 8) (the exercise price in effect being herein called the “Warrant Price”), up to [NUMBER] (“Warrant Shares”) of Class B Common Stock, par value $0.01 per share (“Class B Stock”). The number of Warrant Shares purchasable upon exercise of this Warrant and the Warrant Price shall be subject to adjustment from time to time as described herein. This Warrant was originally issued on the Original Issue Date specified in the caption above. The “Expiration Date” is the earlier of (i) 5:00 P.M., Eastern Time, on December 31, 2018, and (ii) the consummation of a Liquidation Event (to the extent this Warrant is not exercised in connection with such Liquidation Event, and subject to the Company’s compliance with its obligations under Section 3(e) hereof). If the Warrant is exercised following the Warrantholder’s receipt of written notice of a Liquidation Event in accordance with Section 3(e) hereof, the Warrant shall be deemed to have been exercised immediately prior to the consummation of such Liquidation Event. For purposes of this Warrant, the term “Liquidation Event” means (i) the acquisition of the Company by another entity by means of any transaction or series of related transactions to which the Company is party (including, without limitation, any stock acquisition, reorganization, merger or consolidation but excluding any sale of stock for capital raising purposes) other than a transaction or series of related transactions in which the holders of the voting securities of the Company outstanding immediately prior to such transaction or series of related transactions continue to hold, immediately after such transaction or series of related transactions, at least a majority of the total voting power represented by the outstanding voting securities of the Company or such other surviving or resulting entity (or if the Company or such other surviving or resulting entity is a wholly-owned subsidiary immediately following such acquisition, its parent); (ii) a sale, lease or other disposition by the Company and/or its subsidiaries of all or substantially all of the assets of the Company and its subsidiaries taken as a whole by means of any arms-length transaction or series of related transactions, with an unrelated third-party; or (iii) any liquidation, dissolution or winding up of the Company, whether voluntary or involuntary.

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Section 1. Registration. The Company shall maintain books for the transfer and registration of the Warrant. Upon the initial issuance of this Warrant, the Company shall issue and register the Warrant in the name of the Warrantholder.

This Warrant was originally issued in connection with a secured loan made to the Company pursuant to that certain Loan Agreement, dated as of February 6, 2017 (the “Loan Agreement”), and the related promissory note (the “Promissory Note”) issued to the initial holder of this Warrant (or the Warrant in respect of which this Warrant was issued), as a Lender under the Loan Agreement (the “Lender”), of even date therewith. Exercise of this Warrant by such Lender will impact the amount owing under such Promissory Note and this Warrant will remain linked to such Promissory Note in such regard. Accordingly, the register of warrants to be maintained by the Company will note whether this Warrant and any replacement warrants issued in connection herewith remain associated with such Lender and the Promissory Note.

Section 2. Transfers. As provided herein, this Warrant may be transferred only pursuant to a registration statement filed under the Securities Act of 1933, as amended (the "Securities Act"), or an exemption from such registration. Subject to such restrictions, the Company shall transfer this Warrant from time to time upon the books to be maintained by the Company for that purpose, upon surrender thereof for transfer properly endorsed or accompanied by appropriate instructions for transfer and such other documents as may be reasonably required by the Company, including, if required by the Company, an opinion of its counsel to the effect that such transfer is exempt from the registration requirements of the Securities Act, to establish that such transfer is being made in accordance with the terms hereof, and a new Warrant shall be issued to the transferee and the surrendered Warrant shall be canceled by the Company.

In addition, this Warrant (and any shares issued upon exercise hereof) shall not be transferable until the earlier of (i) the date that is sixty (60) days following the issuance hereof, and (ii) consummation of a Liquidation Event.

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Section 3. Exercise of Warrant; Acceleration; Notice of Certain Events; Registration Rights.

(a) Subject to the provisions hereof, the Warrantholder may exercise this Warrant in whole or in part at any time and from time to time as set forth herein prior to its expiration (x) if required, as provided below, upon surrender of the Warrant, together with (y) delivery of the duly executed Warrant exercise form attached hereto as Appendix A (the "Exercise Agreement"), the delivery of which Exercise Agreement may be made by hand, mail, courier, fax or email to the Company’s notice address provided below, and, (z) payment of the aggregate Warrant Price for that number of Warrant Shares then being purchased, to the Company during normal business hours on any business day at the Company's principal executive offices (or such other office or agency of the Company as it may designate by notice to the Warrantholder), by (A) reduction of the amount of principal and interest outstanding under the Promissory Note, if this Warrant is exercised by the Lender and any such amounts remain outstanding under the Promissory Note at the time of such exercise, or (B) by cash, certified check or wire transfer of funds, if this Warrant is exercised by a Warrantholder that is not the Lender, or if exercised by the Lender when no amounts remain outstanding under the Promissory Note. The conditions of clauses (x), (y) and (z) of the immediately preceding sentence, each to the extent relevant to a particular exercise are referred to as the “Exercise Conditions.” The Exercise Agreement shall indicate the number and type of Warrant Shares then being purchased pursuant to such exercise and the manner of payment of the Warrant Price. The date on which all of the Exercise Conditions, to the extent applicable, have been satisfied is the “Exercise Date.” Any exercise of this Warrant shall be for not less than 100 Warrant Shares, or such lesser amount as may then remain unexercised. The Warrant Shares so purchased shall be deemed to be issued to the Warrantholder or the Warrantholder's designee, as the record owner of such Warrant Shares, as of the close of business on the date on which (x) if required, as provided below, this Warrant shall have been surrendered (or evidence of loss, theft or destruction thereof and security or indemnity satisfactory to the Company), (y) the Warrant Price shall have been paid and (z) the completed Exercise Agreement shall have been delivered. The Company shall provide certificates for the Warrant Shares so purchased (or have such Warrant Shares credited by book entry to an account designated by such Warrantholder), representing the aggregate number of Warrant Shares specified in the Exercise Agreement, to be delivered to the Warrantholder as provided below in this Section 3. The certificates so delivered shall be in such denominations as may be requested by the Warrantholder and shall be registered in the name of the Warrantholder or such other name as shall be designated by the Warrantholder. If the exercise referred to in an Exercise Agreement represents the full exercise of the outstanding balance of the Warrant, the Warrantholder shall tender this Warrant Certificate to the Company within five (5) Trading Days thereafter. If this Warrant shall have been exercised only in part, the Warrantholder shall tender this Warrant to the Company (which tender shall be deemed to apply only to the portion of the Warrant exercised to the date of such tender and not to the entire Warrant), then, unless this Warrant has expired, the Company shall, at its expense, within two business days of such tender, deliver to the Warrantholder a new Warrant of the same tenor (including, but not limited to, reference to the Original Issue Date specified in the caption of this Warrant) representing the number of Warrant Shares with respect to which this Warrant shall not then have been exercised; provided, however, that even before the Warrantholder receives such replacement Warrant, the Warrantholder may nevertheless exercise, in whole or in part and from time to time, the remaining portion of this Warrant in accordance with its terms, and, in the case of a full exercise of the balance of this Warrant, any obligation to deliver the Warrant Certificate to the Company shall be deemed satisfied. As used herein, "business day" means a day, other than a Saturday or Sunday, on which banks in New York City are open for the general transaction of business.

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(b) For purposes of this Warrant, the following terms have the meanings indicated:

“Trading Day” means any day during which the Principal Trading Market shall be open for business.

“Principal Trading Market” means the Trading Market (as that term is defined in the Promissory Note) on which the Class B Stock is principally traded at the relevant time.

(c) Upon the appropriate payment, if any, of the Warrant Price for the Warrant Shares purchased, together with the surrender of this Warrant, the Warrantholder shall be entitled to receive a certificate or certificates for the Warrant Shares so purchased or to have such Warrant Shares credited by book entry to an account designated by the Warrantholder. The Company shall deliver such certificates representing the Warrant Shares, or credit such Warrant Shares by book entry, in accordance with the instructions of the Warrantholder as provided in the Exercise Agreement (such certificates or such credit by book entry, referred to herein as the “Warrant Share Certificates”) within three (3) Trading Days (such third Trading Day, a “Share Delivery Date”) of the Exercise Date. If by the second (2nd) Trading Day after a Share Delivery Date the Company fails to deliver or cause to be delivered the Warrant Shares for which this Warrant was then exercised as instructed by the Warrantholder, and if after such second (2nd) Trading Day, the Warrantholder purchases (in an open market transaction or otherwise) Class B Stock to deliver in satisfaction of a sale by the Warrantholder of the Warrant Shares which the Warrantholder anticipated receiving upon such exercise (a “Buy-In”), then the Company shall promptly honor its obligation to deliver Warrant Share Certificates representing such Warrant Shares as previously instructed by the Warrantholder and shall pay cash to the Warrantholder in an amount equal to the excess (if any) of the aggregate price paid by the Warrantholder for the Buy-In over the product of (A) such number of Warrant Shares, multiplied by (B) the closing price per share of the Class B Stock as quoted by the Principal Trading Market on the Exercise Date.

(d) The Warrantholder shall be deemed to be the holder of the shares issuable to it in accordance with the provisions of this Section 3 on the Exercise Date.

(e) Notwithstanding the foregoing, prior to the consummation of any Liquidation Event, the Company must provide the Warrantholder with at least fifteen (15) business days’ prior written notice of the consummation of such Liquidation Event, which notice shall explain in reasonable detail why such event constitutes a Liquidation Event for purposes of this Warrant and whether the Company is requiring the Warrantholder to (i) elect to exercise the Warrant in full or (ii) if the Warrantholder elects to not have the Warrant so exercised, have the Warrant expire and be cancelled. If the Warrantholder elects to exercise this Warrant by written notice to the Company within five (5) business days of receipt of the Company’s notice, then such exercise shall be deemed to have taken place immediately prior to the Liquidation Event and the Warrant Shares issuable in connection with such exercise shall for all purposes be deemed issued and outstanding immediately prior to the Liquidation Event.

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Section 4. Compliance with the Securities Act of 1933. So long as is required by applicable securities laws, the Company may cause the first paragraph legend set forth on the first page of this Warrant (beginning with the phrase “The Securities represented hereby ...”) to be set forth on each Warrant.

Section 5. Payment of Taxes. The Company will pay any documentary stamp taxes attributable to the initial issuance of Warrant Shares issuable upon the exercise of the Warrant; provided, however, that the Company shall not be required to pay any tax or taxes which may be payable in respect of any transfer involved in the issuance or delivery of any certificates for Warrant Shares in a name other than that of the Warrantholder in respect of which such shares are issued, and in such case, the Company shall not be required to issue or deliver any certificate for Warrant Shares or any Warrant until the person requesting the same has paid to the Company the amount of such tax or has established to the Company's reasonable satisfaction that such tax has been paid. The Warrantholder shall be responsible for income taxes due under federal, state or other law, if any such tax is due.

Section 6. Mutilated or Missing Warrants. In case this Warrant shall be mutilated, lost, stolen, or destroyed, the Company shall issue in exchange and substitution of and upon cancellation of the mutilated Warrant, or in lieu of and substitution for the Warrant lost, stolen or destroyed, a new Warrant of like tenor (including, but not limited to, reference to the Original Issue Date specified in the caption of this Warrant) and for the purchase of a like number of Warrant Shares, but only upon receipt of evidence reasonably satisfactory to the Company of such loss, theft or destruction of the Warrant, and with respect to a lost, stolen or destroyed Warrant, reasonable indemnity or bond with respect thereto, if requested by the Company.

Section 7. Reservation of Class B Stock. The Company hereby represents and warrants that there have been reserved, and the Company shall at all times keep reserved and available, solely for issuance and delivery upon exercise of the Warrant, out of the authorized and unissued shares of its Class B Stock, such number of shares of Class B Stock as from time to time shall be issuable upon the exercise of the rights of purchase represented by this Warrant. If, at any time while this Warrant is outstanding, the Company has a transfer agent for its shares of Class B Stock, the Company will provide irrevocable written instructions to such transfer agent to reserve the number of shares contemplated to be reserved pursuant to and for the purposes of contemplated by the immediately preceding sentence. The Company agrees that all Warrant Shares issued upon due exercise of the Warrant shall be, at the time of delivery of the certificates for such Warrant Shares, duly authorized, validly issued, fully paid and non-assessable shares of Class B Stock of the Company.

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Section 8. Adjustments. Subject and pursuant to the provisions of this Section 8, unless waived in a particular case by the Warrantholder, the Warrant Price and number of Warrant Shares subject to this Warrant shall be subject to adjustment from time to time as set forth hereinafter.

(a) If the Company shall, at any time or from time to time while this Warrant is outstanding, pay a dividend or make a distribution on its Class B Stock in shares of Common Stock, subdivide its outstanding shares of Class B Stock into a greater number of shares or combine its outstanding shares of Class B Stock into a smaller number of shares or issue by reclassification of its outstanding shares of Class B Stock any shares of its capital stock (including any such reclassification in connection with a consolidation or merger in which the Company is the continuing corporation), then the number of Warrant Shares composed of such Class B Stock purchasable upon exercise of the Warrant and the Warrant Price in effect immediately prior to the date upon which such change shall become effective, shall be adjusted by the Company so that the Warrantholder thereafter exercising the Warrant shall be entitled to receive the number of shares of Class B Stock or other capital stock which the Warrantholder would have received if the Warrant had been exercised immediately prior to such event upon payment of a Warrant Price that has been adjusted to reflect a fair allocation of the economics of such event to the Warrantholder. Such adjustments shall be made successively whenever any event listed above shall occur.

(b) If any capital reorganization or reclassification of the capital stock of the Company that does not constitute a Liquidation Event shall be effected, then, as a condition of such reorganization or reclassification, lawful and adequate provision shall be made whereby each Warrantholder shall thereafter have the right to then, following such reorganization or reclassification, the Warrantholder shall receive upon exercise hereof the kind and amount of securities, cash or other property which the Warrantholder would have been entitled to receive pursuant to such reorganization or reclassification if such exercise had taken place immediately prior to such reorganization or reclassification. In any such case, appropriate adjustment (as determined in good faith by the Board of Directors) shall be made in the application of the provisions set forth herein with respect to the rights and interests thereafter of the Warrantholder, to the end that the provisions set forth in this Section 8 (including provisions with respect to changes in and other adjustments of the Warrant Price) shall thereafter be applicable, as nearly as reasonably may be, in relation to any securities, cash or other property thereafter deliverable upon the exercise of this Warrant. The provisions of this paragraph (b) shall similarly apply to successive reorganizations, reclassifications, consolidations, mergers, sales, transfers or other dispositions.

(c) In the event that, as a result of an adjustment made pursuant to this Section 8, the Warrantholder shall become entitled to receive any shares of capital stock of the Company other than shares of Class B Stock, the number of such other shares so receivable upon exercise of this Warrant shall be subject thereafter to adjustment from time to time in a manner and on terms as nearly equivalent as practicable to the provisions with respect to the Warrant Shares contained in this Warrant.

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Section 9. Fractional Interest. The Company shall not be required to issue fractions of Warrant Shares upon the exercise of this Warrant. If any fractional share of Class B Stock would, except for the provisions of the first sentence of this Section 9, be deliverable upon such exercise, the Company, in lieu of delivering such fractional share, shall pay to the Warrantholder an amount in cash equal to the Market Price of such fractional share of Class B Stock on the date of exercise. The term “Market Price” shall mean the price determined by the first of the following clauses that applies: (a) if the shares of Class B Stock are then listed or quoted on an Eligible Market or any other national securities exchange, the closing bid price per share of Class B Stock for such date (or the nearest preceding date) on an Eligible Market or exchange on which the shares of Class B Stock are then listed or quoted; (b) if prices for the shares of Class B Stock are then reported in the “Pink Sheets” published by OTC Markets Group Inc. (or a similar organization or agency succeeding to its functions of reporting prices), the most recent bid price per share of Class B Stock so reported; or (c) in all other cases, the fair market value of a share of Class B Stock as determined by an independent appraiser selected in good faith by the Warrantholder. The term “Eligible Market” used herein means any of the following markets or exchanges on which the shares of Class B Stock are listed or quoted for trading on the date in question: the OTC Bulletin Board, The NASDAQ Global Market, The NASDAQ Global Select Market, The NASDAQ Capital Market, the New York Stock Exchange, NYSE Arca, the NYSE MKT, or the OTCQX Marketplace or the OTCQB Marketplace operated by OTC Markets Group Inc. (or any successor to any of the foregoing).

Section 10. Benefits. Nothing in this Warrant shall be construed to give any person, firm or corporation (other than the Company and the Warrantholder) any legal or equitable right, remedy or claim, it being agreed that this Warrant shall be for the sole and exclusive benefit of the Company and the Warrantholder.

Section 11. Notices to Warrantholder. Upon the happening of any event requiring an adjustment of the Warrant Price, the Company shall promptly give written notice thereof to the Warrantholder at the address appearing in the records of the Company, stating the adjusted Warrant Price and the adjusted number of Warrant Shares resulting from such event and setting forth in reasonable detail the method of calculation and the facts upon which such calculation is based. Failure to give such notice to the Warrantholder or any defect therein shall not affect the legality or validity of the subject adjustment.

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Section 12. Notices. Unless otherwise provided, any notice required or permitted under this Warrant shall be given in writing and shall be deemed effectively given as hereinafter described (i) if given by personal delivery, then such notice shall be deemed given upon such delivery, (ii) if given by telex or facsimile or email, then such notice shall be deemed given upon receipt of confirmation of complete transmittal, (iii) if given by mail, then such notice shall be deemed given upon the earlier of (A) receipt of such notice by the recipient or (B) three days after such notice is deposited in first class mail, postage prepaid, and (iv) if given by an internationally recognized overnight air courier, then such notice shall be deemed given one business day after delivery to such carrier. All notices shall be addressed as follows (or at such other address as the Warrantholder or the Company may designate by ten days' advance written notice to the other):

If to the Warrantholder:

Warrantholder’s address as set forth in the Company's books and records

If to the Company:

Straight Path Communications Inc.

600 Sylvan Avenue, Suite 402

Englewood Cliffs, NJ 07632

Attention: Dave Breau, General Counsel

Section 13. Successors. All the covenants and provisions hereof by or for the benefit of the Warrantholder shall bind and inure to the benefit of its respective successors and assigns hereunder.

Section 14. Governing Law; Consent to Jurisdiction; Waiver of Jury Trial. This Warrant shall be governed by, and construed in accordance with, the internal laws of the State of New York, without reference to the choice of law provisions thereof. The Company and, by accepting this Warrant, the Warrantholder, each irrevocably submits to the exclusive jurisdiction of the courts of the State of New York located in New York County and the United States District Court for the Southern District of New York for the purpose of any suit, action, proceeding or judgment relating to or arising out of this Warrant and the transactions contemplated hereby. Service of process in connection with any such suit, action or proceeding may be served on each party hereto anywhere in the world by the same methods as are specified for the giving of notices under this Warrant. The Company and, by accepting this Warrant, the Warrantholder, each irrevocably consents to the jurisdiction of any such court in any such suit, action or proceeding and to the laying of venue in such court. The Company and, by accepting this Warrant, the Warrantholder, each irrevocably waives any objection to the laying of venue of any such suit, action or proceeding brought in such courts and irrevocably waives any claim that any such suit, action or proceeding brought in any such court has been brought in an inconvenient forum. EACH OF THE COMPANY AND, BY ITS ACCEPTANCE HEREOF, THE WARRANTHOLDER HEREBY WAIVES ANY RIGHT TO REQUEST A TRIAL BY JURY IN ANY LITIGATION WITH RESPECT TO THIS WARRANT AND REPRESENTS THAT COUNSEL HAS BEEN CONSULTED SPECIFICALLY AS TO THIS WAIVER.

Section 15. No Rights as Stockholder. Prior to the exercise of this Warrant, the Warrantholder shall not have or exercise any rights as a stockholder of the Company by virtue of its ownership of this Warrant.

Section 16. Amendment; Waiver. Any term of this Warrant may be amended or waived upon the written consent of the Company and the Warrantholder.

Section 17. Section Headings. The section headings in this Warrant are for the convenience of the Company and the Warrantholder and in no way alter, modify, amend, limit or restrict the provisions hereof.

[Signature page follows]

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IN WITNESS WHEREOF, the Company has caused this Warrant to be duly executed, as of the ____ day of _____________ 2017.

STRAIGHT PATH COMMUNICATIONS, INC.

By:
Name:
Title:

APPENDIX A

STRAIGHT PATH COMMUNICATIONS, INC.

WARRANT EXERCISE FORM

To:	Straight Communications, Inc. (the “Company”)
Attn: Corporate Secretary
Fax: (___) ___-_____

The undersigned (the “Warrantholder”) hereby irrevocably elects to exercise the right of purchase represented by the Warrant No. ___, dated as of ______________, 20__, issued by the Company ("Warrant") for, and to purchase thereunder by the payment of the aggregate Warrant Price as indicated below, _______________ shares (“Exercise Shares”) of Class B Common Stock of the Company as provided for therein, and requests that certificates for the Warrant Shares be issued as follows:

Name

Address

Federal Tax ID or Social Security No.

and delivered by to the above address or to _______________________________________________________

_______________________________________________________________________________________________
___________________________________________________________________________________.

☐ This Exercise Shares represents the full exercise of the outstanding balance of the Warrant Shares. The Warrantholder either

☐ has previously surrendered the Warrant to the Company; or

☐ will surrender (or cause to be surrendered) the Warrant to the Company at the address indicated above by express courier within five (5) Trading Days after delivery or facsimile transmission of this Exercise Agreement.

☐ The Exercise Shares represent less than the outstanding balance of the Warrant Shares.

☐ The Warrantholder is tendering the Warrant to the Company, subject to the provisions of Section 3 of the Warrant regarding such tender. As contemplated by such section, that the Company shall issue a new Warrant for the balance of the Warrant Shares purchasable upon exercise of this Warrant be registered in the name of the undersigned Warrantholder or the undersigned's Assignee as below indicated and delivered to the address stated below.

Payment of Warrant Price is being tendered in cash as follows:

☐	CASH: $	= (Warrant Price x Exercise Shares)

Payment is being made by:

☐  enclosed check

☐  wire transfer

☐  other

☐	REDUCTION IN AMOUNT OUTSTANDING UNDER THE PROMISSORY NOTE: $ = (Warrant Price x Exercise Shares)

As contemplated by the Warrant, this Exercise Agreement is being sent by facsimile or email to the telecopier/fax number or email address and officer indicated above. This Warrant Exercise Form is subject to the terms of the Warrant. To the extent there is a conflict between this Warrant Exercise Form and the Warrant the terms of the Warrant shall govern.

Dated: ___________________, ____

Note: The signature must correspond with the name of the Warrantholder as written on the first page of the Warrant in every particular, without alteration or enlargement or any change whatever, unless the Warrant has been assigned.

WARRANTHOLDER NAME: ___________________________

Warrantholder Signature: By: ____________________________

Name (please print): ____________________________________

Assignee: _________________________________________

EXHIBIT C-1, C-2, C-3

SECURITY AGREEMENT

This Security Agreement (the “Security Agreement”), dated as of February 6, 2017, is executed by Straight Path Communications Inc., a Delaware corporation (“SPCI”), Dipchip Corp., a New York corporation (“Dipchip”), Straight Path IP Group, Inc., a Delaware corporation (“SPIG”), Straight Path Spectrum, Inc., a Delaware corporation (“SPS”), Straight Path Advanced Communication Services, LLC, a Delaware limited liability company (“SPACS”), Straight Path Spectrum, LLC, a Delaware limited liability company(“SPS LLC”) , Straight Path Ventures, LLC, a Delaware limited liability company (“SPV”), (SPCI, Dipchip, SPIG, SPS, SPACS, SPS LLC, SPV, collectively with their permitted successors and assigns, the “Companies” and each a “Company”), in favor of Clutterbuck Capital Management, LLC, as collateral agent (together with its successors, the “Collateral Agent”) for each of the Holders of the Promissory Notes (as defined below) (collectively and together with their successors and assigns, together with the Collateral Agent, the “Secured Parties”).

RECITALS

A. SPCI has executed secured promissory notes, of even date herewith, in the aggregate principal amount of $17,500,000 in favor of Secured Parties (the “Promissory Notes”).

B. In order to induce Secured Parties to extend the loans evidenced by the Promissory Notes, the Companies have agreed to grant to the Collateral Agent for the benefit of itself and the Secured Parties the security interest in the Collateral described below to secure the obligations under the Promissory Notes and other Transaction Documents (as defined below).

AGREEMENT

NOW, THEREFORE, in consideration of the above recitals and for other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, each Company hereby agrees with the Collateral Agent and the Secured Parties as follows:

1. Definitions and Interpretation. When used in this Security Agreement, the following terms have the following respective meanings:

"Collateral" has the meaning given to that term in Section 2 hereof. Notwithstanding anything in this Agreement, the term Collateral shall not include, and no security interest shall be granted in, any licenses or other rights (the “FCC Licenses”) granted to any Company by the Federal Communications Commission (the “FCC”), provided, however, that in the event there shall be no restriction in law (including, the Communications Act of 1934, as amended, and the rules, regulations and policies promulgated thereunder, as in effect at such time) or common practice to the granting of a valid security interest in such FCC Licenses, then Collateral shall be deemed to include such FCC Licenses); provided further, however, Collateral shall include, to the extent granting a security interest therein is permitted, subject to the rights of the FCC in such proceeds under the Consent Decree, dated January 11, 2017, entered into by the Company and Federal Communications Commission (the “Consent Decree”), all proceeds from the lease, sale, assignment, transfer or other conveyance of such FCC Licenses or rights in the wireless spectrum underlying such FCC Licenses, and the right to receive monies, consideration and proceeds derived from or in connection with the lease, sale, assignment, transfer, or other conveyance of such FCC Licenses or rights in the wireless spectrum underlying such FCC Licenses.

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“Promissory Notes” means, collectively, the ___ Promissory Notes.

"Obligations" means all loans, advances, debts, liabilities and obligations owed by SPCI to Secured Parties now existing or hereafter arising under or pursuant to the terms of the Promissory Notes and by the Companies under, the Loan Agreement or any other Transaction Document, including in each case, all interest, fees, charges, expenses, costs chargeable to and payable by the Companies hereunder and thereunder, in each case, whether direct or indirect, absolute or contingent, due or to become due, and whether or not arising after the commencement of a proceeding under Title 11 of the United States Code (11 U.S.C. Section 101 et seq.), as amended from time to time (including post-petition interest) and whether or not allowed or allowable as a claim in any such proceeding.

“Permitted Liens” means (a) Liens for taxes not yet delinquent or Liens for taxes being contested in good faith and by appropriate proceedings for which adequate reserves have been established; (b) Liens in respect of property or assets imposed by law which were incurred in the ordinary course of business, such as carriers’, warehousemen’s, materialmen’s and mechanics’ Liens and other similar Liens arising in the ordinary course of business which are not delinquent or remain payable without penalty or which are being contested in good faith and by appropriate proceedings and for which adequate reserves are maintained; (c) Liens incurred or deposits made in the ordinary course of business in connection with workers’ compensation, unemployment insurance and other types of social security, and other Liens to secure the performance of tenders, statutory obligations, contract bids, government contracts, performance and return of money bonds and other similar obligations, incurred in the ordinary course of business, whether pursuant to statutory requirements, common law or consensual arrangements; (d) Liens in favor of the Collateral Agent or Secured Parties or their affiliates; (e) Liens upon any equipment acquired or held by Company to secure the purchase price of such equipment or indebtedness incurred solely for the purpose of financing the acquisition of such equipment, so long as such Lien extends only to the equipment financed, and any accessions, replacements, substitutions and proceeds (including insurance proceeds) thereof or thereto; (f) Liens arising from judgments, decrees or attachments in circumstances not constituting an Event of Default under Section 5(a) of the Promissory Notes; (g) Liens which constitute rights of setoff of a customary nature or banker’s liens, whether arising by law or by contract; (h) leases or subleases and licenses or sublicenses granted in the ordinary course of the applicable Company’s business; (i) Liens on the FCC Licenses in favor of the FCC, (j) Liens under the Consent Decree, and (k) Liens existing of the date hereof and shown on Schedule B.

“Required Secured Parties” means at any time, the holders of 50.1% or more of the aggregate outstanding amount of all Obligations.

“Transaction Documents” means the Promissory Notes, the Loan Agreement, this Security Agreement and any other document, agreement or instrument entered into in connection with the Promissory Notes.

"UCC" means the Uniform Commercial Code as in effect in the State of New York from time to time.

All capitalized terms not otherwise defined herein shall have the respective meanings given in the Promissory Notes. Unless otherwise defined herein, all terms defined in the UCC have the respective meanings given to those terms in the UCC.

2. Grant of Security Interest. As security for the payment, performance or other satisfaction of all the Obligations, each Company hereby pledges to the Collateral Agent for the benefit of itself and the Secured Parties and grants to the Collateral Agent for the benefit of itself and the Secured Parties a lien on and security interest in all right, title and interests of such Company in and to the property described in Attachment 1 hereto, whether now existing, or hereafter from time to time acquired or arising and wherever now or hereafter located (collectively, the “Collateral”). The Collateral Agent’s security interest in the Collateral is of a first priority.

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3. General Representations and Warranties. Each Company represents and warrants to the Collateral Agent and the Secured Parties that (a) such Company is the owner of the Collateral (or, in the case of after-acquired Collateral, at the time such Company acquires rights in the Collateral, will be the owner thereof) and that no other Person has (or, in the case of after-acquired Collateral, at the time such Company acquires rights therein, will have) any right, title, claim or interest (by way of Lien or otherwise) in, against or to the Collateral, subject to Permitted Liens; (b) upon the filing of a UCC-1 financing statement with the Secretary of State of Delaware, the Collateral Agent for the benefit of itself and the Secured Parties has (or in the case of after-acquired Collateral, at the time such Company acquires rights therein, will have) a first priority perfected security interest in the Collateral to the extent that a security interest in the Collateral can be perfected by such filing, subject to Permitted Liens; (c) all inventory has been (or, in the case of hereafter produced inventory, will be) produced in compliance with applicable laws, including the Fair Labor Standards Act; (d) all accounts receivable and payment intangibles are genuine and enforceable against the party obligated to pay the same; (e) the originals of all documents evidencing all accounts receivable and payment intangibles of Company and the only original books of account and records of such Company relating thereto are, and will continue to be, kept at the executive office of such Company set forth on Schedule B or at such other locations as such Company may establish in accordance with Section 5(d), and (f) all information set forth in Schedule A and Schedule B hereto is true and correct.

4. Representations and Warranties regarding Intellectual Property. Each Company represents and warrants to the Collateral Agent and the Secured Parties that: (a) such Company does not own any patents, trademarks, copyrights or mask works registered in, or the subject of pending applications in, the Patent and Trademark Office or the Copyright Office or any similar offices or agencies in any other country or any political subdivision thereof, other than those described on Schedule A hereto; (b) such Company has, except for Permitted Liens, the sole, full and unencumbered right, title and interest in and to the trademarks shown on Schedule A and the goods and services covered by the registrations thereof and, to the extent registered, such registrations are valid and enforceable and in full force and effect; (c) such Company has, except for Permitted Liens, the sole, full and unencumbered right, title and interest in and to each of the patents shown on Schedule A and the registrations thereof are valid and enforceable and in full force and effect; (d) such Company has, except for Permitted Liens, the sole, full and unencumbered right, title and interest in and to each of the copyrights shown on Schedule A and according to the records of the Copyright Office, each of said copyrights is valid and enforceable and in full force and effect; (e) such Company has, except for Permitted Liens, the sole, full and unencumbered right, title and interest in and to the mask works shown on Schedule A and according to the records of the Copyright Office, each of said mask works is valid and enforceable and in full force and effect; (f) there is no claim by any third party that any such patents, trademarks, copyrights or mask works are invalid and unenforceable or do or may violate the rights of any Person; and (g) such Company has taken all reasonable steps necessary to protect the secrecy and the validity under applicable law of all material trade secrets.

C-4

5. Covenants Relating to Collateral. Each Company hereby agrees (a) to perform all acts that may be necessary to maintain, preserve, protect and perfect the Collateral, the Lien granted to the Collateral Agent for the benefit of itself and the Secured Parties therein and the perfection and priority of such Lien, subject to Permitted Liens; (b) not to use or permit any Collateral to be used (i) in violation in any material respect of any applicable law, rule or regulation, or (ii) in violation of any policy of insurance covering the Collateral; (c) to pay promptly when due all taxes and other governmental charges, all Liens and all other charges now or hereafter imposed upon or affecting any Collateral; (d) without 30 days’ prior written notice to the Collateral Agent, (i) not to change such Company’s name or place of business (or, if such Company has more than one place of business, its chief executive office), or the office in which such Company's records relating to accounts receivable and payment intangibles are kept, (ii) not to change such Company’s state of formation or type of legal entity, and (iii) not to keep Collateral consisting of chattel paper at any location other than its executive office set forth in item 1 of Schedule B hereto, (f) to procure, execute and deliver from time to time any endorsements, assignments, financing statements and other writings reasonably deemed necessary or appropriate by the Collateral Agent to perfect, maintain and protect its Lien hereunder and the priority thereof and to deliver promptly to the Collateral Agent all originals of Collateral consisting of instruments; (g) to appear in and defend any action or proceeding which may affect its title to or the Collateral Agent’s or Secured Parties’ interest in the Collateral; (h) if Secured Parties give value to enable such Company to acquire rights in or the use of any Collateral, to use such value for such purpose; (i) to keep separate, accurate and complete records of the Collateral and to provide the Collateral Agent with such records and such other reports and information relating to the Collateral as the Collateral Agent may reasonably request from time to time; (j) except as to leases entered into in the ordinary course of business, not to surrender or lose possession of (other than to the Collateral Agent for the benefit of itself and the Secured Parties), sell, encumber, lease, rent, or otherwise dispose of or transfer any Collateral or right or interest therein, and to keep the Collateral free of all Liens except Permitted Liens; provided that such Company may sell, lease, transfer, license or otherwise dispose of any of the Collateral if (X) the proceeds are used to repay the Obligations in accordance with the terms of the Loan Agreement and Promissory Notes, including payments to be made to the FCC or the U.S. Treasury from such proceeds under the Consent Decree, or (Y) in the ordinary course of business consisting of (i) the sale of inventory, (ii) sales of worn-out or obsolete equipment, (iii) in connection with settlement of litigation where such Company is the plaintiff, and (iv) non-exclusive licenses and similar arrangements for the use of the property of such Company; (k) if requested by the Collateral Agent, to type, print or stamp conspicuously on the face of all original copies of all Collateral consisting of chattel paper a legend satisfactory to the Collateral Agent indicating that such chattel paper is subject to the security interest granted hereby; (l) to collect, enforce and receive delivery of the accounts receivable and payment intangibles in accordance with past practice until otherwise notified by the Collateral Agent; (m) to comply with all material requirements of law relating to the production, possession, operation, maintenance and control of the Collateral (including the Fair Labor Standards Act); and (n) to permit the Collateral Agent and its representatives the right, at any time during normal business hours, upon reasonable prior notice, to visit and inspect the properties of such Company and its corporate, financial and operating records, and make abstracts therefrom, and to discuss such Company’s affairs, finances and accounts with its directors, officers and independent public accountants.

6. Covenants Regarding Intellectual Property. Each Company hereby agrees:

(a) each Company will perform all acts and execute all documents, including notices of security interest for each relevant type of intellectual property in forms suitable for filing with the Patent and Trademark Office or the Copyright Office, that may be necessary or desirable to record, maintain, preserve, protect and perfect the Collateral Agent’s or Secured Parties’ interest in the Collateral, the Lien granted to the Collateral Agent for the benefit of itself and the Secured Parties in the Collateral and the first priority of such Lien.

(b) Except to the extent that the Collateral Agent gives its prior written consent:

(i) such Company will not do any act or omit to do any act whereby any material patent registrations may become abandoned or dedicated to the public domain or the remedies available against potential infringers weakened and shall notify the Collateral Agent immediately if it knows of any reason or has reason to know that any material patent registration may become abandoned or dedicated; and

C-5

(ii) such Company will not do any act or omit to do any act whereby any material copyrights or mask works may become abandoned or dedicated to the public domain or the remedies available against potential infringers weakened and shall notify the Collateral Agent immediately if it knows of any reason or has reason to know that any material copyright or mask work may become abandoned or dedicated to the public domain.

(c) such Company will promptly (and in any event within 5 days) notify the Collateral Agent upon the filing, either by Company or through any agent, employee, licensee or designee, of (i) an application for the registration of any patent or trademark with the Patent and Trademark Office or any similar office or agency in any other country or any political subdivision thereof, (ii) any assignment of any patent or trademark, which such Company may acquire from a third party, with the Patent and Trademark Office or any similar office or agency in any other country or any political subdivision thereof, or (iii) any assignment of any copyright or mask work, which such Company may acquire from a third party, with the Copyright Office or any similar office or agency in any other country or any political subdivision thereof. Upon the request of the Collateral Agent, each Company shall execute and deliver any and all agreements, instruments, documents and papers as the Collateral Agent may request to evidence the Collateral Agent’s security interest in such patent, trademark (and the goodwill and general intangibles of Company relating thereto or represented thereby), copyright or mask work, and such Company authorizes the Collateral Agent to amend an original counterpart of the applicable notice of security interest executed pursuant to Section 6(a) of this Security Agreement without first obtaining such Company’s approval of or signature to such amendment and to record such document with the Patent and Trademark Office or Copyright Office, as applicable.

7. Authorized Action by the Collateral Agent. Each Company hereby irrevocably appoints the Collateral Agent as its attorney-in-fact (which appointment is coupled with an interest) and agrees that the Collateral Agent may perform (but the Collateral Agent shall not be obligated to and shall incur no liability to any Company or any third party for failure so to do) any act which such Company is obligated by this Security Agreement to perform, and to exercise such rights and powers as such Company might exercise with respect to the Collateral, including the right to (a) collect by legal proceedings or otherwise and endorse, receive and receipt for all dividends, interest, payments, proceeds and other sums and property now or hereafter payable on or on account of the Collateral; (b) enter into any extension, reorganization, deposit, merger, consolidation or other agreement pertaining to, or deposit, surrender, accept, hold or apply other property in exchange for the Collateral; (c) make any compromise or settlement, and take any action it deems advisable, with respect to the Collateral; (d) insure, process and preserve the Collateral; (e) pay any indebtedness of Company relating to the Collateral; (f) file UCC financing statements and execute other documents, instruments and agreements required hereunder; and (g) transfer any Collateral; provided, however, that the Collateral Agent shall not exercise any such powers granted pursuant to subsections (a) through (g) unless an Event of Default has occurred and is continuing. The Companies shall reimburse the Collateral Agent upon demand for any reasonable costs and expenses, including attorneys' fees, the Collateral Agent may incur while acting as any Company's attorney-in-fact hereunder, all of which costs and expenses are included in the Obligations. It is further agreed and understood between the parties hereto that such care as the Collateral Agent give to the safekeeping of its own property of like kind shall constitute reasonable care of the Collateral when in the Collateral Agent’s possession; provided, however, that the Collateral Agent shall not be required to make any presentment, demand or protest, or give any notice and need not take any action to preserve any rights against any prior party or any other person in connection with the Obligations or with respect to the Collateral.

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8. Litigation and Other Proceedings

(a) Each Company shall have the right and obligation to commence and diligently prosecute such suits, proceedings or other actions for infringement or other damage, or reexamination or reissue proceedings, or opposition or cancellation proceedings as are reasonable to protect any of the patents, trademarks, copyrights, mask works or trade secrets. No such suit, proceeding or other actions shall be settled or voluntarily dismissed, nor shall any party be released or excused of any claims of or liability for infringement, without the prior written consent of the Collateral Agent, which consent shall not be unreasonably withheld.

(b) Upon the occurrence and during the continuance of an Event of Default, the Collateral Agent shall have the right but not the obligation to bring suit or institute proceedings in the name of each Company or Secured Parties to enforce any rights in the Collateral, including any license thereunder, in which event each Company shall at the request of the Collateral Agent do any and all lawful acts and execute any and all documents reasonably required by the Collateral Agent in aid of such enforcement. If the Collateral Agent elects not to bring suit to enforce any right under the Collateral, including any license thereunder, each Company agrees to use all reasonable measures, whether by suit, proceeding or other action, to cause to cease any infringement of any right under the Collateral by any Person and for that purpose agrees to diligently maintain any action, suit or proceeding against any Person so infringing necessary to prevent such infringement.

9. Default and Remedies.

(a) Default. The Companies shall be deemed in default under this Security Agreement upon the occurrence and during the continuance of an Event of Default under the Promissory Notes or any other Transaction Document.

(b) Remedies. Upon the occurrence and during the continuance of any such Event of Default, the Collateral Agent shall have the rights of a secured creditor under the UCC, all rights granted by this Security Agreement and the other Transaction Documents and all rights under applicable law, including, but not limited to, the right to: (a) require each Company to assemble the Collateral and make it available to the Collateral Agent at a place to be designated by the Collateral Agent; and (b) prior to the disposition of the Collateral, store, process, repair or recondition it or otherwise prepare it for disposition in any manner and to the extent the Collateral Agent deems appropriate. Each Company hereby agrees that ten (10) days' notice of any intended sale or disposition of any Collateral is reasonable. Each Company hereby agrees that upon the occurrence and during the continuance of any Event of Default, such Company will take any action the Collateral Agent reasonably requests in order to transfer any Collateral or request approval from the FCC to transfer any FCC License (and if such approval is granted to take such other action as is reasonably requested to effect such transfer). Each Company stipulates that the remedies at law of the Collateral Agent in the event of any Event of Default or threatened default by a Company in the performance of or compliance with any of the terms of this Security Agreement are not and will not be adequate and that such terms may be specifically enforced by a decree for the specific performance of any agreement contained herein or by an injunction against a violation of any of the terms hereof or otherwise. In furtherance of the Collateral Agent’s and Secured Parties’ rights hereunder, each Company hereby grants to the Collateral Agent and the Secured Parties an irrevocable, non-exclusive license, exercisable without royalty or other payment by the Collateral Agent or Secured Parties, and only in connection with the exercise of remedies hereunder, to use, license or sublicense any patent, trademark, trade name, copyright or other intellectual property in which such Company now or hereafter has any right, title or interest together with the right of access to all media in which any of the foregoing may be recorded or stored, to the extent such intellectual property is used or useful in the non-defense related business of the Company.

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(c) No Action in Violation of Law. Notwithstanding any other provisions of this instrument, any foreclosure, sale, transfer or other disposition of, or the exercise of any right to vote or consent with respect to, any of the Collateral as provided herein or any other action taken or proposed to be taken hereunder which would affect the operational, voting or other control of any entity holding a construction permit, license, or other authorization issued by the FCC, shall be made in accordance with the Communications Act of 1934, as amended, the terms of such permit, license or authorization, and any applicable rules and regulations of the FCC, including, to the extent applicable under the rules and regulations of the FCC in effect at the time of an Event of Default, any requirement that there be a public or private sale. Notwithstanding anything to the contrary contained in this instrument, the Collateral Agent, the Companies and Secured Parties shall not, without first obtaining the consent or approval of the FCC, take any action pursuant to this instrument that would constitute or result in any change in ownership or control of the holder of a construction permit, license, or other authorization issued by the FCC if any such change in ownership or control would require, under then existing law, the prior consent or approval of the FCC.

(d) Application of Collateral Proceeds. Excepts as otherwise permitted hereby, the proceeds and/or avails of the Collateral, or any part thereof, and the proceeds and the avails of any remedy hereunder (as well as any other amounts of any kind held by the Collateral Agent or the Secured Parties at the time of, or received by the Collateral Agent or the Secured Parties after, the occurrence of an Event of Default) shall be paid to and applied as follows:

(i) First, if the proceeds are from the sale, lease or other conveyance of FCC Licenses, to make all required payments to the FCC and U.S. Treasury under the Consent Decree;

(ii) Second, to the payment of reasonable costs and expenses, including all amounts expended to preserve the value of the Collateral, of foreclosure or suit, if any, and of such sale and the exercise of any other rights or remedies, and of all proper fees, expenses, liability and advances, including reasonable legal expenses and attorneys’ fees, incurred or made hereunder by the Collateral Agent or Secured Parties;

(iii) Third, to the payment to Secured Parties of the amount then owing or unpaid to Secured Parties in respect of the Obligations (to be applied first to accrued interest and second to outstanding principal) in accordance with the terms of the Loan Agreement and Promissory Notes, including other payments to be made to third parties from such proceeds;

(iv) Fourth, to the payment of other amounts then payable to the Collateral Agent or Secured Parties under any of the Transaction Documents; and

(v) Fifth, to the payment of the surplus, if any, to the Companies, their successors and assigns, or to whomsoever may be lawfully entitled to receive the same.

10. Collateral Agent

The Collateral Agent shall take such action hereunder as shall be reasonably directed by the Required Secured Parties; provided, that, unless and until the Collateral Agent shall have received such directions, the Collateral Agent may (but shall not be obligated to) take such action, or refrain from taking such action, hereunder as it shall deem advisable in the best interests of the Secured Parties.

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11. Miscellaneous.

(a) Notices. Any notice or other communication given hereunder shall be deemed sufficient if in writing and sent by registered or certified mail, return receipt requested, or delivered by hand against written receipt therefor, addressed as follows:

Collateral Agent:
Clutterbuck Capital Management, LLC
1360 East Ninth Street, Suite 1250
Cleveland, OH 44114

with a copy to:
[TO BE INCLUDED]

Company:
Straight Path Communications Inc.
600 Sylvan Avenue, Suite 402
Englewood Cliffs, NJ 07632
Attention: Dave Breau, General Counsel

with a copy to:
Schwell Wimpfheimer & Associates LLP
1430 Broadway, Suite 1615
New York, NY 10018
Attention: Dov T. Schwell, Esq.

(b) Termination of Security Interest. Upon the payment in full in cash of all Obligations, the security interest granted herein shall terminate and all rights to the Collateral shall revert to the applicable Company. Upon such termination the Collateral Agent and Secured Parties hereby authorize each Company to file any UCC termination statements necessary to effect such termination and the Collateral Agent and Secured Parties will, at such Company’s expense, execute and deliver to each Company any additional documents or instruments as such Company shall reasonably request to evidence such termination.

(c) Nonwaiver. No failure or delay on the Collateral Agent’s or Secured Parties’ part in exercising any right hereunder shall operate as a waiver thereof or of any other right nor shall any single or partial exercise of any such right preclude any other further exercise thereof or of any other right.

(d) Amendments and Waivers. This Security Agreement may not be amended or modified, nor may any of its terms be waived, except by written instruments signed by each Company and the Collateral Agent that identifies itself as an amendment to this Security Agreement. Each waiver or consent under any provision hereof shall be effective only in the specific instances for the purpose for which given.

(e) Assignments. This Security Agreement shall be binding upon and inure to the benefit of the Collateral Agent, the Secured Parties and each Company and their respective successors and assigns; provided, however, that no Company may sell, assign or delegate rights and obligations hereunder without the prior written consent of the Collateral Agent.

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(f) Cumulative Rights, etc. The rights, powers and remedies of the Collateral Agent and Secured Parties under this Security Agreement shall be in addition to all rights, powers and remedies given to the Collateral Agent and Secured Parties by virtue of any applicable law, rule or regulation of any governmental authority, any Transaction Document or any other agreement, all of which rights, powers, and remedies shall be cumulative and may be exercised successively or concurrently without impairing the Collateral Agent’s or Secured Parties’ rights hereunder. Each Company waives any right to require the Collateral Agent or Secured Parties to proceed against any person or entity or to exhaust any Collateral or to pursue any remedy in the Collateral Agent’s or Secured Parties’ power.

(g) Partial Invalidity. If at any time any provision of this Security Agreement is or becomes illegal, invalid or unenforceable in any respect under the law or any jurisdiction, neither the legality, validity or enforceability of the remaining provisions of this Security Agreement nor the legality, validity or enforceability of such provision under the law of any other jurisdiction shall in any way be affected or impaired thereby.

(h) Expenses. Each Company shall pay on demand all reasonable fees and expenses, including reasonable attorneys' fees and expenses, incurred by the Collateral Agent or Secured Parties in connection with custody, preservation or sale of, or other realization on, any of the Collateral or the enforcement or attempt to enforce any of the Obligations which is not performed as and when required by this Security Agreement.

(i) Tax Payments. Each Company shall pay upon demand any stamp or other taxes, levies or charges of any jurisdiction with respect to the execution, delivery, registration, performance and enforcement of this Security Agreement. Upon request by the Collateral Agent, each Company shall furnish evidence satisfactory to the Collateral Agent that all requisite authorizations and approvals by, and notices to and filings with, governmental authorities and regulatory bodies have been obtained and made and that all requisite taxes, levies and charges have been paid.

(j) Construction. This Security Agreement and each other Transaction Documents is the result of negotiations among, and has been reviewed by, each Company, the Collateral Agent and Secured Parties and their respective counsel. Accordingly, this Security Agreement and the other Transaction Documents shall be deemed to be the product of all parties hereto, and no ambiguity shall be construed in favor of or against each Company, the Collateral Agent or Secured Parties.

(k) Entire Agreement. This Security Agreement taken together with the other Transaction Documents constitute and contain the entire agreement of Company, the Collateral Agent and Secured Parties and supersede any and all prior agreements, negotiations, correspondence, understandings and communications among the parties, whether written or oral, respecting the subject matter hereof.

(l) Other Interpretive Provisions. References in this Security Agreement and each of the other Transaction Documents to any document, instrument or agreement (a) includes all exhibits, schedules and other attachments thereto, (b) includes all documents, instruments or agreements issued or executed in replacement thereof, and (c) means such document, instrument or agreement, or replacement or predecessor thereto, as amended, modified and supplemented from time to time and in effect at any given time. The words "hereof," "herein" and "hereunder" and words of similar import when used in this Security Agreement or any other Transaction Document refer to this Security Agreement or such other Transaction Document, as the case may be, as a whole and not to any particular provision of this Security Agreement or such other Transaction Document, as the case may be. The words "include" and "including" and words of similar import when used in this Security Agreement or any other Transaction Document shall not be construed to be limiting or exclusive.

(m) Governing Law. This Security Agreement shall be governed by and construed in accordance with (i) the laws of the State of New York, without reference to conflicts of law rules (except to the extent governed by the UCC) and (ii) the Communications Act of 1934, as amended, and the rules, regulations and policies promulgated thereunder, as in effect at such time.

(n) Counterparts. This Security Agreement may be executed in any number of counterparts, each of which shall be an original, but all of which together shall be deemed to constitute one instrument.

[The remainder of this page is intentionally left blank]

C-10

IN WITNESS WHEREOF, each Company has caused this Security Agreement to be executed as of the day and year first above written.

STRAIGHT PATH COMMUNICATIONS INC.

By:
Name:
Title:

DIPCHIP CORP.

By:
Name:
Title:

STAIGHT PATH IP GROUP, INC.

By:
Name:
Title:

STRAIGHT PATH SPECTRUM, INC.

By:
Name:
Title:

STRAIGHT PATH ADVANCED COMMUNICATIONS SERVICES, LLC

By:
Name:
Title:

STRAIGHT PATH SPECTRUM, LLC

By:
Name:
Title:

STRAIGHT PATH VENTURES, LLC

By:
Name:
Title:

AGREED:

CLUTTERBUCK CAPITAL MANAGEMENT, LLC, as Collateral Agent

By:
Name:
Title:

[Signature page to Security Agreement]

C-11

ATTACHMENT 1

TO SECURITY AGREEMENT

Except as otherwise set forth in the Security Agreement, all right, title, interest, claims and demands of each Company in and to all personal property and other assets, whether now owned by or owing to, or hereafter from time to time acquired by or arising in favor of such Company (including under any trade name or derivations thereof), and whether owned or consigned by or to, or leased from or to, such Company, and regardless of where located, including:

(i) All Accounts;

(ii) All Chattel Paper;

(iii) All Commercial Tort Claims listed on Exhibit A;

(iv) All Deposit Accounts and cash;

(v) All Documents;

(vi) All Equipment;

(vii) All Fixtures;

(viii) All General Intangibles;

(ix) All Goods;

(x) All Instruments;

(xi) All Intellectual Property;

(xii) All cash or cash equivalents;

(xiii) All Inventory;

(xiv) All Investment Property;

(xv) All Letter-of-Credit Rights; and

(xvi) To the extent not otherwise included, all Proceeds and products of any and all of the foregoing, including all economic rights, and all accessions to, substitutions and replacements for, and rents and profits of each of the foregoing, together with all books and records, customer lists, credit files, computer files, programs, printouts and other computer materials and records related thereto and any General Intangibles at any time evidencing or relating to any of the foregoing.

The term “Intellectual Property” means all intellectual and similar property of every kind and nature now owned or hereafter acquired by a Company that is used or useful in the non-defense related business of a Company, including inventions, designs, patents (whether registered or unregistered), copyrights (whether registered or unregistered), trademarks (whether registered or unregistered), trade secrets, domain names, confidential or proprietary technical and business information, know-how, methods, processes, drawings, specifications or other data or information and all memoranda, notes and records with respect to any research and development, software and databases and all embodiments or fixations thereof whether in tangible or intangible form or contained on magnetic media readable by machine together with all such magnetic media and related documentation, registrations and franchises, and all additions, improvements and accessions to, and books and records describing or used in connection with, any of the foregoing.

All capitalized terms used in this Attachment 1 and not otherwise defined herein, shall have the respective meanings given to such terms in the Uniform Commercial Code of the State of New York as in effect from time to time.

C-12

INTELLECTUAL PROPERTY SECURITY AGREEMENT

THIS INTELLECTUAL PROPERTY SECURITY AGREEMENT (“Agreement”), dated as of February 6, 2017, is executed by Straight Path Communications Inc., a Delaware corporation (“SPCI”), Dipchip Corp., a New York corporation (“Dipchip”), Straight Path IP Group, Inc., a Delaware corporation (“SPIG”), Straight Path Spectrum, Inc., a Delaware corporation (“SPS”), Straight Path Advanced Communication Services, LLC, a Delaware limited liability company (“SPACS”), Straight Path Spectrum, LLC, a Delaware limited liability company(“SPS LLC”) , Straight Path Ventures, LLC, a Delaware limited liability company (“SPV”), (SPCI, Dipchip, SPIG, SPS, SPACS, SPS LLC, SPV, together with their permitted successors and assigns, the “Company”), in favor of each Lender named on the signature page hereto, (collectively and together with their successors and assigns, the “Secured Parties”).

Recitals

A.         Reference is made to the Security Agreement, dated as of the date hereof (as amended, restated modified or otherwise supplemented from time to time, the “Security Agreement”), executed by Company in favor of Secured Parties;

B.          Company owns the patents, and/or applications for patent, of the United States, more particularly described on Schedule A annexed hereto as part hereof (collectively, the “Patents”);

C.          Company has adopted, used and is using the trademarks, more particularly described on Schedule B annexed hereto as part hereof, which trademarks are registered or subject to an application for registration in the United States Patent and Trademark Office (collectively, the “Trademarks”);

D.         Company owns the copyrights registered in the United States Copyright Office, more particularly described on Schedule C annexed hereto as part hereof (collectively, the “Copyrights”);

E.          Schedule A, Schedule B, and Schedule C hereof constitute a complete list, as of the date hereof, of registrations or applications for registrations of Patents, Trademarks and Copyrights in or to which Company has any right, title, interest, claim or demand. After the date of the Security Agreement, the terms and provisions of which are hereby incorporated herein as if fully set forth herein, Company shall provide written notice to Secured Parties, in accordance with the provisions of the Security Agreement, of any addition or change which is necessary to be made to Schedule A, Schedule B, and/or Schedule C in order to maintain such schedules completeness or accuracy.

Agreement

NOW, THEREFORE, for good and valuable consideration, receipt of which is hereby acknowledged, Company does hereby further grant to Secured Parties a security interest in the Collateral to secure the prompt payment, performance and observance of the Obligations.

1.           Company hereby grants to Secured Party a security interest to secure the prompt payment, performance and observance of the Obligations, as defined in the Security Agreement, in all right, title and interest of Company in and to the following property (collectively, the “Collateral”):

a.       all Patents, together with any reissue, continuation, continuation-in-part or extension thereof, and all proceeds thereof, including any and all causes of action which may exist by reason of infringement thereof for the full term of the Patents, provided that Company may sell, lease, transfer, license or otherwise dispose of any of the Collateral in connection with settlement of litigation where Company is the plaintiff;

b.       all Trademarks, together with the goodwill of the business symbolized by the Trademarks and the customer lists and records related to the Trademarks and the applications and registrations thereof, and all proceeds thereof, including any and all causes of action which may exist by reason of infringement thereof;

c.       all Copyrights and the registrations thereof, together with any renewals or extensions thereof, and all proceeds thereof, including any and all causes of action which may exist by reason of infringement thereof for the full term of the Copyrights

2.           Company does hereby further acknowledge and affirm that the rights and remedies of Secured Parties with respect to the security interest in the Collateral granted hereby are more fully set forth in the Security Agreement.

Secured Parties’ addresses is:	Clutterbuck Capital Management, LLC
1360 East Ninth Street, Suite 1250 Cleveland, OH 44114

[REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

C-13

IN WITNESS WHEREOF, Company has caused this Agreement to be executed as of the day and year first above written.

STRAIGHT PATH COMMUNICATIONS INC.

By:
Name:
Title:
Address:	5300 Hickory Park Drive, Suite 218
Glen Allen, Virginia, 23059

DIPCHIP CORP.

By:
Name:
Title:
Address:

STAIGHT PATH IP GROUP, INC.

By:
Name:
Title:
Address:

STRAIGHT PATH SPECTRUM, INC.

By:
Name:
Title:
Address:

STRAIGHT PATH ADVANCED COMMUNICATIONS SERVICES, LLC

By:
Name:
Title:
Address:

STRAIGHT PATH SPECTRUM, LLC

By:
Name:
Title:
Address:

STRAIGHT PATH VENTURES, LLC

By:
Name:
Title:
Address:

C-14

GRANT OF SECURITY
TRADEMARKS

WHEREAS, Straight Path Communications Inc. (the “Grantor”) has adopted, used and is using the trademarks listed on the annexed Schedule A, which trademarks are registered or subject to an application for registration in the United States Patent and Trademark Office (the “Trademarks”);

WHEREAS, the Grantor has entered into a Security Agreement, dated even date herewith (the “Security Agreement”), in favor of in favor of each Lenders named on the signature thereto (“Lenders");

WHEREAS, pursuant to the Security Agreement, the Grantor has granted, subject to the limitations set forth in the Security Agreement, to Lenders a continuing security interest in all right, title and interest of the Grantor in, to and under the Trademarks and the applications and registrations thereof, and all proceeds thereof (the “Collateral”), to secure the payment, performance and observance of the “Obligations” (as defined in the Security Agreement);

NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Grantor does hereby pledge, and grants to Lenders a continuing security interest in the Collateral to secure the prompt payment, performance and observance of the Obligations.

The Grantor does hereby further acknowledge and affirm that the rights and remedies of Lenders with respect to the Collateral are more fully set forth in the Security Agreement, the terms and provisions of which are hereby incorporated herein by reference as if fully set forth herein.

Lenders’ addresses are: [INSERT ADDRESS(ES)

[Signature page follows]

C-15

The Grantor has caused this Grant of Security to be duly executed by its officer thereunto duly authorized as of February 6, 2017.

STRAIGHT PATH COMMUNICATIONS INC.

By:
Name:
Title:
Address:	5300 Hickory Park Drive, Suite 218
Glen Allen, Virginia, 23059

[Signature page to Grant of Security – Trademarks]

EXHIBIT D

[Opinion of Company Counsel]

[Note: Opinion of company counsel should include opinion language to the effect of the following:

(1) Each Company is duly organized, validly existing and in good standing, in the State of Delaware.

(2) Each of the Loan Agreement, the Notes, the Security Agreement, IP Security Agreement and the Initial Warrants constitutes, and the Additional Warrants when issued will constitute, the valid and legally binding obligation of the applicable Company, enforceable against the applicable Company in accordance with its terms.

(3) The execution, delivery and consummation at Closing and the performance by each Company of the Transaction Documents and the Additional Warrants to which it is a party and the repayment of the Notes will not violate any law or regulation generally applicable to transactions of this nature (“Applicable Law”), applicable to such Company.

(4) No consent, approval or authorization of, or declaration or filing with, or other action by, any governmental authority or, to our knowledge, any other Person is required on the part of any Company under Applicable Law as a condition precedent to the valid execution, delivery of and performance and the consummation of the transactions contemplated by, the Transaction Documents and the Additional Warrants.

(5) No Company is an “investment company” regulated under the Investment Company Act of 1940, as amended, or, to our knowledge, controlled by such a company.

(6) A security interest has attached under the Security Agreement and IP Security Agreement under New York law.

(7) Each Financing Statement is in appropriate form for filing in the Delaware Secretary of State’s Office. Assuming the due and continual filing of the each Financing Statement in the Delaware Secretary of State’s Office, each Financing Statement has perfected the security interest in favor of Collateral Agent, as the collateral agent for the Lenders, in so much of the Collateral described in both (i) the applicable Financing Statement and (ii) the Security Agreement or IP Security Agreement, in each case as consists of property of the applicable Company as to which a security interest can be perfected under the Delaware UCC by filing financing statements with the Delaware Secretary of State’s Office.

(8) Based upon the factual representations and warranties made by the Company in Article III of the Loan Agreement and by each of the Lenders in Article II of the Loan Agreement, the offer, issue, sale and delivery of the Notes, the Initial Warrants, the Additional Warrants and the Warrant Shares issuable pursuant to the Initial Warrants and the Additional Warrants under the circumstances contemplated by the Transaction Documents constitute exempt transactions under the Securities Act of 1933, as amended, and neither the registration thereunder of the Notes, the Initial Warrants, the Additional Warrants and the Warrant Shares issuable pursuant to the Initial Warrants and the Additional Warrants, nor the qualification of an indenture in respect of the Notes under the Trust Indenture Act of 1939, as amended, is required in connection with such offer, issue, sale or delivery.

 D-1